                                  EXHIBIT 10.23



























                           REVOLVING CREDIT AGREEMENT

                                  relating to

                             BANK OF AMERICA, N.A.

                             $85 MILLION REVOLVING

                                 LINE OF CREDIT

                           REVOLVING CREDIT AGREEMENT

                            Dated as of May 11, 2001



                                  by and among



                       WELLS OPERATING PARTNERSHIP, L.P.,
                                  as Borrower,

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.,
                                  as Guarantor,

                            THE SEVERAL LENDERS FROM
                           TIME TO TIME PARTY HERETO,

                              BANK OF AMERICA, N.A.
                            as Administrative Agent,

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                            as Sole Lead Arranger and
                              as Sole Book Manager

                                TABLE OF CONTENTS
                                -----------------

                                                                                    Page
ARTICLE 1 - Definitions ...........................................................   1

   Section 1.1  Definitions .......................................................   1

ARTICLE 2 - Loans .................................................................  15

   Section 2.1 Commitment .........................................................  15
   Section 2.2 Increased Loan Amount ..............................................  16
   Section 2.3 Purpose of Loan ....................................................  16
   Section 2.4 Blocked Loan Funds .................................................  17
   Section 2.5 Fees ...............................................................  19
   Section 2.6 Borrowings .........................................................  19
   Section 2.7 Repayment ..........................................................  20
   Section 2.8 Interest ...........................................................  20
   Section 2.9 Notes ..............................................................  21
   Section 2.10 Default Rate; Late Charge .........................................  21
   Section 2.11 Election, Conversion and Continuation .............................  21
   Section 2.12 Prepayments .......................................................  22
   Section 2.13 Capital Adequacy ..................................................  23
   Section 2.14 Limitation on LIBOR Rate Loans ....................................  23
   Section 2.15 Illegality ........................................................  23
   Section 2.16 Requirements of Law ...............................................  23
   Section 2.17 Treatment of Affected Loans .......................................  24
   Section 2.18 Taxes on Notes and Credit Documents ...............................  25
   Section 2.19 Compensation ......................................................  27
   Section 2.20 Pro Rata Treatment ................................................  27
   Section 2.21 Sharing of Payments ...............................................  28
   Section 2.22 Payments, Computations, Etc. ......................................  28
   Section 2.23 Evidence of Debt ..................................................  30
   Section 2.24 Collateral Pool ...................................................  30

ARTICLE 3 - Conditions ............................................................  31

   Section 3.1 Conditions Precedent to Each Loan ..................................  31

ARTICLE 4 - Representations and Warranties ........................................  32

   Section 4.1 Representations and Warranties .....................................  32
   Section 4.2 Survival of Representations and Warranties, etc ....................  37

ARTICLE 5 - General Covenants .....................................................  38

   Section 5.1 Preservation of Existence and Similar Matters ......................  38
   Section 5.2 Business: Compliance with Applicable Law ...........................  38
   Section 5.3 Maintenance of Properties ..........................................  38
   Section 5.4 Accounting Methods and Financial Records ...........................  38
   Section 5.5 Payment of Taxes and Claims ........................................  39
   Section 5.6 Insurance and Casualty .............................................  39
   Section 5.7 Reserve for Insurance, Taxes and Assessments .......................  43
   Section 5.8 Condemnation .......................................................  44

   Section 5.9 Visits and Inspections .............................................  44
   Section 5.10 Payment of Indebtedness; Loans ....................................  44
   Section 5.11 Indemnity .........................................................  45
   Section 5.12 Accuracy and Completeness of Information ..........................  46
   Section 5.13 Dividends .........................................................  46
   Section 5.14 Liens .............................................................  46
   Section 5.15 Limit on Additional Indebtedness ..................................  46
   Section 5.16 Limitation on Investments .........................................  47
   Section 5.17 Management ........................................................  47
   Section 5.18 Incorporation of Covenants Benefiting Other Lenders ...............  48
   Section 5.19 Additional Credit Parties .........................................  48

ARTICLE 6 - Financial Covenants ...................................................  49

   Section 6.1 Covenants of Borrower ..............................................  49
   Section 6.2 Guarantor Covenants ................................................  49

ARTICLE 7 - Information Covenants .................................................  50

   Section 7.1 Financial Reports and Information ..................................  50
   Section 7.2 Collateral Records and Financial Reports ...........................  51
   Section 7.3 Compliance Certificates ............................................  51
   Section 7.4 Copies of Other Reports ............................................  52
   Section 7.5 Notice of Litigation and Other Matters .............................  53
   Section 7.6 Matters Affecting the Collateral ...................................  54
   Section 7.7 Notices from the Borrower Regarding Environmental Matters ..........  54
   Section 7.8 Notices Regarding ERISA Matters ....................................  54
   Section 7.10 Other Information .................................................  55

ARTICLE 8 - Appraisal of Collateral ...............................................  55

ARTICLE 9 - Default ...............................................................  55

   Section 9.1 Events of Default ..................................................  55
   Section 9.2 Notice and Cure; Remedies ..........................................  59

ARTICLE 10 - Agency Provisions ....................................................  60

   Section 10.1 Appointment, Powers and Immunities ................................  60
   Section 10.2 Reliance by Administrative Agent ..................................  61
   Section 10.3 Defaults ..........................................................  61
   Section 10.4 Rights as a Leader ................................................  61
   Section 10.5 Indemnification ...................................................  62
   Section 10.6 Non-Reliance on Administrative Agent and Other Lenders ............  62
   Section 10.7 Successor Administrative Agent ....................................  62
   Section 10.8 Minimum Commitments by Agent ......................................  63

ARTICLE 11 - Miscellaneous ........................................................  64

   Section 11.1 Notices ...........................................................  64
   Section 11.2 Expenses ..........................................................  65
   Section 11.3 Waivers ...........................................................  66
   Section 11.4 Set-Off ...........................................................  66
   Section 11.5 Benefit of Agreement; Assignments .................................  66

   Section 11.6 Counterparts ......................................................  68
   Section 11.7 Governing Law; Submission to Jurisdiction; Venue ..................  68
   Section 11.8 Severability ......................................................  69
   Section 11.9 Headings ..........................................................  69
   Section 11.10 Interest .........................................................  69
   Section 11.11 Entire Agreement .................................................  70
   Section 11.12 Amendment and Restatement ........................................  70
   Section 11.13 Other Relationships ..............................................  70
   Section 11.14 Amendment, Waivers and Consents ..................................  70
   Section 11.15 Confidentiality ..................................................  71
   Section 11.16 Conflict .........................................................  72

                                    SCHEDULES
                                    ---------

Schedule 1.1(a)          Acquisition Cost of Collateral
Schedule 2.1             Lenders
Schedule 4.1(p)          ERISA Events
Schedule 4.1(q)          Subsidiaries
Schedule 5.14            Existing Liens



                                    EXHIBITS
                                    --------

Exhibit 1.1(a)           Form of Request for Advance
Exhibit 2.4              Form of Participation Agreement
Exhibit 2.6(a)           Construction Delivery Requirements and Terms and
                         Conditions
Exhibit 2.9              Form of Revolving Credit Note
Exhibit 5.19             Form of Guaranty Agreement
Exhibit 7.3              Form of Officer's Compliance Certificate
Exhibit 11.5(b)          Form of Assignment and Acceptance

     THIS REVOLVING CREDIT AGREEMENT is made and entered into on and as of the ____ day of May, 2001, by and among WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), Wells Real Estate Investment Trust,
                               --------
Inc., a Maryland corporation ("Guarantor"), BANK OF AMERICA, N.A., a national
                               ---------
banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and the Lenders identified herein;
     --------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     In consideration of the mutual covenants and undertakings of the parties which are hereinafter set forth, Borrower, Guarantor and Administrative Agent do hereby agree as follows as of the day and year first above written:

                                    ARTICLE 1
                                   Definitions

     Section 1.1 Definitions. For the purposes of this Agreement:
                 -----------

     "Acquisition Cost" shall mean the costs actually incurred or paid by
      ----------------
Borrower incident to the acquisition of Collateral, as determined by Administrative Agent in Administrative Agent's reasonable discretion, plus the cost of any capital improvements performed by the Borrower which Administrative Agent has agreed to accept as part of the Acquisition Cost of such Collateral. For purposes of the Collateral existing as of the date hereof, "Acquisition Cost" shall mean the amount set forth beside each Property listed on Schedule
                                                                     --------
1.1(a) attached hereto.
------

     "Additional Credit Party" shall mean each Person that becomes a Guarantor
      -----------------------
after the Closing Date by execution of a Guaranty Agreement.

     "Adjusted Cash Flow" shall mean, for any Person, for any period for which
      ------------------
the same is computed, the sum of (a) such party's net income (loss) for such period plus (b) such party's Interest Expense for such period plus (c) such
       ----                                                   ----
party's depreciation and amortization for financial reporting purposes for such period; plus (d) such party's income tax expense for such period, computed in
        ----
each case on a consolidated basis in accordance with GAAP and adjusted as necessary to reflect any straightlining of rental income.

     "Adjusted LIBOR Rate" shall mean the quotient obtained (rounded upward, if
      -------------------
necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the LIBOR Reserve Percentage, where,

     "London Interbank Offered Rate" shall mean, with respect to any applicable
      -----------------------------
     Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "London Interbank Offered Rate" shall mean, for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one
                                             --------  -------
         rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates; and

         "LIBOR Reserve Percentage" shall mean, with respect to any applicable
          ------------------------
         Interest Period, for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including basic, supplemental, emergency, special and marginal reserves) generally applicable to financial institutions regulated by the Federal Reserve Board whether or not applicable to any Lender, in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Rate Principal is determined), whether or not any Lender has any Eurocurrency liabilities. The LIBOR Rate shall be adjusted automatically as of the effective date of each change in the LIBOR Reserve Percentage.

         "Administrative Agent" shall mean Bank of America, N.A. and any
          --------------------
assignees of Administrative Agent which hereafter become parties hereto pursuant to Article 10 hereof.

         "Affiliate" shall mean any Person directly or indirectly controlling,
          ---------
controlled by, or under common control with Borrower excluding, however, employees of Borrower.

         "Administrative Agent's Office" shall mean the office of Administrative
          -----------------------------
Agent located at Bank of America Plaza, Real Estate Group, 6th Floor, 600 Peachtree Street, N.E., Atlanta, Georgia 30308, or such other office as may be designated pursuant to the provisions of Section 10.1 of this Agreement.

         "Agreement" shall mean this Revolving Credit Agreement.
          ---------

         "Annualized Hypothetical Debt Service" shall mean the annual aggregate
          ------------------------------------
installments of principal and interest which would be due and payable on a hypothetical loan in an amount equal to the outstanding principal balance of the Loans at any given time if such amount were amortized over a period of twenty-five (25) years at a fixed rate of interest equal to the Treasury Rate as of such date plus two hundred fifty (250) basis points, but in no event less than nine (9) percentage points per annum. Administrative Agent's determination of Annualized Hypothetical Debt Service shall be binding and conclusive in the absence of manifest error.

         "Annualized Net Operating Income" shall mean, with respect to all
          -------------------------------
assets within the Collateral Pool, the aggregate annualized recurring rental income received or to be received by Borrower from tenants under fully executed leases approved by Lender, as of any date of determination, less the aggregate annualized expenses paid or to be paid by Borrower in connection with the ownership and operation of the assets (excluding debt service on the Loans but including annualized property taxes and insurance premiums [to the extent not passed through to tenants], capital expenditure and property replacement reserves in an aggregate amount equal to the greater of (i) actual capital expenditure and property placement reserves or (ii) fifty cents ($.50) per square foot times the aggregate net rentable area of the assets, and a property management fee equal to two percent (2.0%) of rental income). Administrative Agent's determination of Annualized Net Operating Income shall be binding and conclusive in the absence of manifest error.

         "Applicable Law" shall mean, in respect of any Person, all provisions
          --------------
of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

         "Authorized Signatory" shall mean such representatives of Borrower as
          --------------------
may be duly authorized and designated in writing by Borrower to execute documents, agreements and instruments on behalf of Borrower in connection with this Agreement.

         "Available Committed Amount" shall mean, at any time, an amount equal
          --------------------------
to the lesser of (a) the Committed Amount or (b) sixty percent (60%) of the Value of the Collateral Pool.

         "Base Rate Loan" shall mean a Loan bearing interest at the Prime Rate.
          --------------

         "Base Rate Principal" shall mean any portion of the outstanding
          -------------------
principal balance of the Committed Amount bearing interest at the Prime Rate.

         "Borrower" shall mean Wells Operating Partnership, L.P., a Georgia
          --------
limited partnership.

         "Business Day" shall mean any day other than a Saturday, Sunday or
          ------------
other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where Administrative Agent's Office is located or, if such day relates to any LIBOR Rate, means any such day on which dealings in dollar deposits are conducted by and between banks in the London, England interbank market.

         "California Mortgage" shall mean that certain Amended and Restated Deed
          -------------------
of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated of even date herewith, recorded or to be recorded in the Orange County, California records on or about the date hereof, as same may have been or may be amended, restated, modified or supplemented from time to time.

         "Capital Stock" shall mean any and all shares, interests,
          -------------
participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

         "CERCLA" shall mean the Comprehensive Environmental Response,
          ------
Compensation and Liability Act of 1980, as amended from time to time (42 U.S.C.
(S)(S)9601 et seq.).

         "Closing Date" shall mean the date as of which this Agreement is dated.
          ------------

         "Code" shall mean the Internal Revenue Code of 1986, as amended,
          ----
reformed or otherwise modified from time to time.

         "Collateral" shall mean, collectively, the real and personal property
          ----------
encumbered and conveyed by the Mortgages and any additions thereto or substitutions therefor, which additions or substitutions have been approved, in writing, by Lenders in accordance with the terms hereof, less and except any Excluded Property and any property released from the lien thereof.

         "Collateral Pool" shall mean a specified group of Collateral encumbered
          ---------------
by the Mortgages which have been accepted by Lenders into the Collateral Pool to secure the Obligations.

         "Commitment" means, with respect to each Lender, the commitment of such
          ----------
Lender in an aggregate principal amount at any time outstanding of up to such Lender's Commitment Percentage of the Committed Amount to make Loans in accordance with the provisions of Section 2.1.

         "Commitment Percentage" means, for any Lender, the percentage
          ---------------------
identified as its Commitment Percentage on Schedule 2.1, as such percentage may
                                           ------------
be modified in connection with any assignment made in accordance with the provisions of Section 11.5.

         "Committed Amount" shall have the meaning assigned to such term in
          ----------------
Section 2.1.

         "Consolidated Parties" shall mean a collective reference to Guarantor
          --------------------
and its consolidated Subsidiaries, if any, and "Consolidated Party" shall mean
                                                ------------------
any one of them.

         "Credit Documents" shall mean, without limitation, this Agreement, the
          ----------------
Notes, the Mortgages, the assignments of leases and other Agreements given by Borrower to secure the obligations, all guaranties of the obligations or any part thereof, all environmental indemnity agreements given by Borrower to Administrative Agent, all legal opinions or reliance letters issued by counsel to Borrower in connection herewith, all Requests for Advance, all loan closing statements and all other documents, instruments, certificates and agreements executed or delivered in connection with or contemplated by this Agreement (in each case, as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" shall
                                                       ---------------
mean any one of them.

         "Credit Parties" shall mean a collective reference to Borrower,
          --------------
Guarantor and any Additional Credit Party executing a Guaranty Agreement, and "Credit Party" means any one of them.

         "Daily LIBOR Rate" shall mean a fluctuating rate of interest equal to
          ----------------
the one month rate of interest (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the one month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) on the second preceding Business

Day, as adjusted from time to time in Administrative Agent's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs. If for any reason such rate is not available, the term "Daily LIBOR Rate" shall mean the fluctuating rate of interest equal to the one month rate of interest (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the one month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) on the second preceding Business Day, as adjusted from time to time in Administrative Agent's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. The term "Telerate Page 3750" means the British Bankers Association Libor Rates (determined as of 11:00 a.m. London time) that are published by Bridge Information Systems, Inc.

         "Debt Service" shall mean for any Person for any period, (a) Interest
          ------------
Expense for such period plus (b) the aggregate amount of regularly scheduled principal payments of Indebtedness (excluding optional prepayments, current maturities of short term debt (debt maturing within twelve [12] months), and balloon principal payments due on maturity in respect of any Indebtedness) required to be made during such period by such Person plus (c) such Person's pro rata share of all such regularly scheduled principal payments required to be made during such period by any Investment Affiliate on Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) taken into account in calculating Interest Expense, without duplication.

         "Debtor Relief Laws" shall mean the Bankruptcy Code of the United
          ------------------
States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" shall mean any Event of Default, and any of the events
          -------
specified in Section 9.1 regardless of whether there shall have occurred any passage of time or giving of notice or both that would be necessary in order to constitute such event an Event of Default.

         "Derivative Exposure" shall mean the maximum liability (including
          -------------------
costs, fees and expenses), based upon a liquidation or termination as of the date of the applicable covenant compliance test, of any Person under any interest rate swap, collar, cap or other interest rate protection agreements, treasury locks, equity forward contracts, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

         "Domestic Subsidiary" shall mean, with respect to any Person, any
          -------------------
Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

         "Eligible Assignees" shall mean (i) a Lender; (ii) an Affiliate of a
          ------------------
Lender; and (iii) any other Person approved by Administrative Agent (such approval not to be unreasonably withheld or delayed) and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.5, Borrower (such approval not to be unreasonably withheld or delayed by Borrower and such approval to be deemed given by Borrower if no objection is received by the assigning Lender and Administrative Agent from Borrower within two (2) Business Days after notice of such proposed assignment has been provided by the assigning Lender to Borrower); provided,
                                                                   --------
however, that neither Borrower nor an Affiliate of Borrower shall qualify as an
-------
Eligible Assignee.

         "Environmental  Laws" shall mean all present and future federal, state
          -------------------
and local laws, including the applicable rules and regulations promulgated thereunder, all judicial interpretations thereof, all judgments, decrees, order concessions, grants, franchises, agreements, and other governmental restrictions and rules of common law relating to the environment or to health or safety risks arising therefrom, including, without limitation, CERCLA, the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (S)6901 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. (S)6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. (S)1251 et seq.), the Clean Air Act (42 U.S.C.
(S)7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S)2601 et seq.), the National Environmental Policy Act (42 U.S.C. (S)4321 et seq.) and the Safe Drinking Water Act (42 U.S.C. (S)300f (S)300j), as they may be amended from time to time.

         "Equity Issuances" shall mean any issuance by Borrower to any Person
          ----------------
which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
          -----
as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         "ERISA Affiliate" shall mean an entity which is under common control
          ---------------
with any Credit Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes Borrower and which is treated as a single employer under Sections 414(b) or (c) of the Code.

         "ERISA Event" shall mean (i) with respect to any Plan, the occurrence
          -----------
of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by Consolidated Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

         "Escrow Agreement" shall have the meaning assigned to such term in
          ----------------
Section 2.4.

         "Event of Default" shall mean any of the events specified in Section
          ----------------
9.1.

         "Excluded Property" shall have the meaning assigned to such term in
          -----------------
Section 2.24.

         "Existing Bank of America Loan" shall mean that certain revolving
          -----------------------------
credit loan heretofore made by Administrative Agent to Borrower secured by the Collateral, which Loan is being repaid by a portion of the proceeds of the Loan.

         "Federal Funds Rate" shall mean, for any day, the rate per annum
          ------------------
(rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day,
                          --------
the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent.

         "Fees" shall mean all fees payable pursuant to Section 2.5.
          ----

         "Fixed LIBOR Rate" shall mean a fixed rate equal to the Adjusted LIBOR
          ----------------
Rate plus the LIBOR Rate Margin.

         "Fixed LIBOR Rate Loan" shall mean a Loan bearing interest at the Fixed
          ---------------------
LIBOR Rate.

         "Fixed LIBOR Rate Principal" shall mean any portion of the outstanding
          --------------------------
principal balance of the Committed Amount bearing interest at the Fixed LIBOR Rate at the time in question.

         "Funds From Operations" or "FFO" shall mean, as to any period, an
          ---------------------      ---
amount equal to (a) income (loss) from operations of a Person for such period, excluding gain (loss) from debt restructuring and sale of any Property, plus (b)
---------                                                               ----
depreciation and amortization of real estate assets, after adjustment for Investment Affiliates, determined in each case on a combined basis in accordance with GAAP. Adjustments for Investment Affiliates will be calculated to reflect funds from operations on the same basis.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America consistent with those utilized in preparing the audited financial statements of any Person required hereunder. All references in this Agreement to generally accepted accounting principles shall be to such principles as are in effect from time to time. All accounting terms used herein without definition shall be used as defined under generally accepted accounting principles.

     "Governmental Authority" shall mean any federal, state, local or foreign
      ----------------------
court or governmental agency, authority, instrumentality or regulatory body.

     "Guarantor" shall mean Wells Real Estate Investment Trust, Inc., a Maryland
      ---------
corporation.

     "Guaranty Agreement" shall mean one or more Guaranty Agreement(s)
      ------------------
substantially in the form of Exhibit 5.19 hereto, executed and delivered by (i)
                             ------------
Guarantor on the Closing Date, and (ii) any Additional Credit Party in accordance with the provisions of Section 5.19.

     "Guaranty Obligations" shall mean, with respect to any Person, without
      --------------------
duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made. It is specifically understood and agreed that the Guaranty Obligations of each Guarantor include any and all obligations that such Guarantor may have as a Borrower hereunder or under any of the other Credit Documents.

     "Hazardous Materials" shall mean any and all hazardous or toxic substances,
      -------------------
pollutants, contaminants, petroleum and gas products, including (without limitation) solid, semi-solid, liquid or gaseous substances which are toxic, ignitable, corrosive, carcinogenic or otherwise dangerous to human, plant or animal health and well-being, including (without limitation) crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel, and including (without limitation) materials defined as hazardous wastes or substances under any of the Environmental Laws.

     "Illinois Mortgage" shall mean that certain Amended and Restated Mortgage,
      -----------------
Assignment and Security Agreement dated of even date herewith, recorded or to be recorded in the DuPage

County, Illinois records on or about the date hereof, as may have been or may be amended, restated, modified or supplemented from time to time.

     "Increased Committed Amount" shall have the meaning assigned to such term
      --------------------------
in Section 2.2.

     "Indebtedness" of any Person, without duplication, shall mean, in each case
      ------------
whether direct or contingent and inclusive of all costs and fees associated with any Derivative Exposure, (a) all obligations of such Person for borrowed money,
(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all guaranty obligations and other contingent liabilities of such Person excluding obligations under any Escrow Agreement to which such Person is a party, (h) the principal portion of all obligations (whether direct or contingent and inclusive of all costs and fees associated with any Derivative Exposure) of such Person under capital leases,
(i) all obligations of such Person in respect of interest rate swap, collar, cap or other interest rate protection agreements, treasury locks, equity forward contracts, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, (j) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, (k) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (l) all preferred capital stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (m) all other obligations of such Person under any arrangement or financing structure classified as debt (for tax purposes) by any nationally recognized rating agency, (n) the principal portion of all obligations of such Person for any off balance sheet liabilities, and (o) such Person's pro rata share of the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

     "Interest Expense" shall mean all interest expense of the applicable party
      ----------------
determined in accordance with GAAP plus (i) capitalized interest not covered by an interest reserve from a loan facility plus (ii) the allocable portion (based on liability) of any accrued or paid interest incurred on any obligation for which the applicable party is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities plus
(iii) such party's pro
rata share of any accrued or paid interest incurred on any indebtedness of any investment affiliate, whether recourse or non-recourse.

     "Interest Payment Date" shall mean the first (1st) day of each calendar
      ---------------------
month (as to interest through the end of the prior calendar month) and the Maturity Date.

     "Interest Period" shall mean with respect to any Fixed LIBOR Rate
      ---------------
Principal, the period commencing on the date such Fixed LIBOR Rate Principal is disbursed or on the date on which the principal debt or any portion thereof is converted into or continued as such Fixed LIBOR Rate Principal, and ending on the date one (1), two (2), three (3) or six (6) months thereafter, as elected by Borrower in the applicable rate election notice; provided that:

          (i)    Each Interest Period must commence on a Business Day;

          (ii) In the case of the continuation of Fixed LIBOR Rate Principal, the Interest Period applicable after the continuation of such Fixed LIBOR Rate Principal shall commence on the last day of the preceding Interest Period;

          (iii) If any Interest Period applicable to Fixed LIBOR Rate Principal would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the next preceding Business Day;

          (iv) Any Interest Period applicable to Fixed LIBOR Rate Principal that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the last full calendar month at the end of such Interest Period; and

          (v) No Interest Period shall extend beyond the Maturity Date, and any Interest Period which begins before the Maturity Date and would otherwise end after the Maturity Date shall instead end on the Maturity Date.

     "Interest Rate Protection Agreement" shall mean any interest rate swap
      ----------------------------------
agreement, interest cap agreement, interest rate collar agreement, exchange agreement, forward currency exchange agreement, forward rate currency or interest rate option, foreign currency hedge, or any similar agreement or arrangement entered into by Borrower and Lenders in connection with the Loans evidenced by the Notes to hedge the risk of variable interest rate volatility or fluctuations of interest rates, as any such agreement or arrangement may be modified, supplemented, and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations, or assignments of any of the foregoing.

     "Investment" shall mean any investment made in cash or by delivery of
      ----------
property by any Consolidated Party (a) in any Person, whether by (i) acquisition of assets, shares of Capital Stock, Investment Security, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of any Person, or (ii) any deposit with, or advance, loan or other extension of credit to, any Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business), or (iii) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, or (b) in any property.

     "Investment Affiliate" shall mean any entity in which Borrower or
      --------------------
Guarantor, as applicable, indirectly has an ownership interest whose financial results are not consolidated under GAAP with the financial results of such party on its financial statements.

     "Investment Security" shall mean "security" as defined in Section 2(1) of
      -------------------
the Securities Act of 1933, as amended.

     "LIBOR Rate Loans" shall mean, collectively, the Fixed LIBOR Rate Loans and
      ----------------
the Variable LIBOR Rate Loans.

     "LIBOR Rate Margin" shall mean one hundred eighty (180) basis points.
      -----------------

     "Lien" shall mean, with respect to any Property, any mortgage, lien,
      ----
pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of any Collateral, whether or not choate, vested or perfected.

     "Loan" or "Loans" shall mean amounts advanced by Lenders to Borrower
      ----      -----
pursuant to Article 2 hereof on the occasion of any borrowing, individually or collectively, as appropriate.

     "Material Adverse Effect" shall mean a materially adverse effect upon the
      -----------------------
business, assets, liabilities, financial condition, results of operations, or business prospects of Borrower or upon the ability of Borrower to perform any material obligations under this Agreement or any of the other Credit Documents; in any case, whether resulting from any single act, omission, situation, status, event, or undertaking, or several acts, omissions, situations, statuses, events, or undertakings.

     "Maturity Date" shall mean May 11, 2002, or such earlier date as payment of
      -------------
the Loans shall be due (whether by acceleration or otherwise).

     "Michigan Mortgage" shall mean that certain Mortgage, Assignment and
      -----------------
Security Agreement dated May 10, 2001, effective of even date herewith recorded or to be recorded in the Oakland County, Michigan records, as may have been or may be amended, restated, modified or supplemented from time to time.

     "Minnesota Mortgage" shall mean that certain Mortgage, Assignment and
      ------------------
Security Agreement dated May 10, 2001, effective of even date herewith recorded or to be recorded in the

Hennepin County, Minnesota records, as may have been or may be amended, restated, modified or supplemented from time to time.

     "Mortgage" or "Mortgages" shall mean, collectively, the California
      --------      ---------
Mortgage, the Illinois Mortgage, the Michigan Mortgage, the Minnesota Mortgage, the New Jersey Mortgage, and the Pennsylvania Mortgage, as any of the same may have been or hereafter be amended, restated, modified or supplemented from time to time.

     "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as
      ------------------
defined in Sections 3(37) or 4001(a)(3) of ERISA.

     "Multiple Employer Plan" shall mean a Plan which any Consolidated Party or
      ----------------------
any ERISA Affiliate and at least one employer other than the Consolidated Party or any ERISA Affiliate are contributing sponsors.

     "Net Sales Proceeds" with respect to the sale of any item of Collateral or
      ------------------
any Non-Collateral property shall mean the gross sales price for such item of Collateral or Non-Collateral Property, paid by a purchaser of such item of Collateral or Non-Collateral Property, less the Acquisition Cost. All such sales shall be consummated only pursuant to bona fide contracts, approved by Administrative Agent, between Borrower and purchasers who are not Affiliates.

     "New Jersey Mortgage" shall mean that certain Amended and Restated
      -------------------
Mortgage, Assignment and Security Agreement dated of even date herewith recorded or to be recorded in the Middlesex County, New Jersey records, as may have been or may be amended, restated, modified or supplemented from time to time.

     "Non-Collateral Property" or "Non-Collateral Properties" shall mean,
      -----------------------      -------------------------
individually or collectively, each item of real or personal property now owned or hereafter acquired by Borrower (including without limitation each interest in a partnership, corporation or other Person), other than an item of Collateral.

     "Note" or "Notes" shall mean the revolving credit notes of Borrower in
      ----      -----
favor of each of the Lenders evidencing the Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such revolving credit notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

     "Obligations" shall mean (i) all payment and performance obligations of
      -----------
Borrower and all other obligors to Lenders under this Agreement and the other Credit Documents, as they may be amended from time to time, or as a result of making the Loans, and (ii) the obligation to pay an amount equal to the amount of any and all damage which Lenders may suffer by reason of a breach by Borrower or any other obligor of any obligation, covenant or undertaking with respect to this Agreement or any other Credit Document.

     "Other Lenders" shall have the meaning assigned to such term in Section
      -------------
5.18.

     "Participation Interest" shall mean a purchase by a Lender of a
      ----------------------
participation in any Loans as provided in Section 2.21.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established
      ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

     "Pennsylvania Mortgage" shall mean that certain Amended and Restated
      ---------------------
Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement dated of even date herewith, recorded or to be recorded in the Records of the Clerk of Superior Court of Dauphin County, Pennsylvania on or about the date hereof, as may have been or may be amended, restated, modified or supplemented from time to time.

     "Person" shall mean any individual, partnership, joint venture, firm,
      ------
corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

     "Plan" shall mean any employee benefit plan (as defined in Section 3(3) of
      ----
ERISA) which is covered by ERISA and with respect to which any Consolidated Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

     "Preferred Stock Subsidiary" shall mean any entity (i) in which a Credit
      --------------------------
Party owns at least ninety percent (90%) of the Capital Stock but less than ten percent (10%) of the Voting Stock and (ii) with respect to which Borrower certifies in writing to Administrative Agent that such entity was formed with such an ownership structure such that its income would not adversely affect the qualification of Guarantor's status as a REIT.

     "Prime Rate" shall mean, on any day, the rate of interest per annum then
      ----------
most recently established by Administrative Agent as its "prime rate," it being understood and agreed that such rate is set by Administrative Agent as a general reference rate of interest, taking into account such factors as Administrative Agent may deem appropriate, that it is not necessarily the lowest or best rate actually charged to any customer or a favored rate, that it may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and that Administrative Agent may make various business or other loans at rates of interest having no relationship to such rate. If Administrative Agent (including any subsequent Administrative Agent) ceases to exist or to establish or publish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal
                                                       -----------------------
(or the average prime rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported.

     "Principal Debt" shall mean the aggregated unpaid outstanding Committed
      --------------
Amount at the time in question.

     "Property" shall mean, collectively, all Collateral and Non-Collateral
      --------
Property.

     "REIT" shall mean a real estate investment trust as defined in Sections
      ----
856-860 of the Code.

     "Reportable Event" shall mean any of the events set forth in Section
      ----------------
4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

     "Request for Advance" shall mean any certificate signed by an Authorized
      -------------------
Signatory requesting a Loan hereunder which will increase the aggregate amount of the Loans outstanding, which certificate shall be denominated a "Request for Advance." Each Request for Advance shall be signed by an Authorized Signatory and substantially in the form of Exhibit 1.1(a) attached hereto.
                                 --------------

     "Required Lenders" shall mean, at any time, Lenders which are then in
      ----------------
compliance with their obligations hereunder (as determined by the Administrative Agent) and holding in the aggregate at least sixty-six and two-thirds percent (66 2/3%) of (i) the Committed Amount (and Participation Interests therein) or
(ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests.

     "Senior Management" shall mean the Chief Executive Officer or Chief
      -----------------
Financial Officer of a specified Person.

     "Single Employer Plan" shall mean any Plan which is covered by Title IV of
      --------------------
ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

     "Sole Book Manager" shall mean, in such capacity, Banc of America
      -----------------
Securities LLC.

     "Sole Lead Arranger" shall mean, in such capacity, Banc of America
      ------------------
Securities LLC.

     "Subsidiary" shall mean, as to any Person, (a) any corporation more than
      ----------
50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time.

     "Supermajority Lenders" shall mean at any time, Lenders which are then in
      ---------------------
compliance with their obligations hereunder (as determined by Administrative Agent) and holding in the aggregate at least seventy-five percent (75%) of (i) the Committed Amount (and Participation Interests therein) or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests.

     "Taxes" shall have the meaning assigned to such term in Section 2.18.
      -----

         "Treasury Rate" shall mean a per annum rate of interest equal to the
          -------------
monthly average of the daily yield on all outstanding United States Treasury Bond issues (excepting such bonds as are redeemable at par for payment of Federal estate taxes) with a period of time remaining to maturity most closely approximating seven (7) years, as then most recently published by the Board of Governors of the Federal Reserve System in the monthly Federal Reserve Bulletin, or any comparable successor rate designated by Lender, which rate shall be rounded upwards to the nearest one-eighth of one percentage point (0.125%)

         "Use" shall mean use, ownership, development, construction,
          ---
maintenance, management, operation or occupancy.

         "Value of the Collateral Pool" shall mean, at any time, an amount equal
          ----------------------------
to the lesser of (i) the aggregate Acquisition Cost of the Collateral, or (ii) the aggregate stabilized value of the Collateral, as determined by appraisals to be furnished to Administrative Agent from time to time in accordance with
Article 8 of this Agreement.

         "Variable LIBOR Rate" shall mean the Daily LIBOR Rate plus the LIBOR
          -------------------
Margin.

         "Variable LIBOR Rate Loan" shall mean a Loan bearing interest at the
          ------------------------
Variable LIBOR Rate.

         "Variable LIBOR Rate Principal" shall mean any portion of the
          -----------------------------
outstanding principal balance of the Committed Amount bearing interest at an applicable Variable LIBOR Rate at the time in question.

         "Voting Stock" shall mean, with respect to any Person, Capital Stock
          ------------
issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         Each definition of an instrument or agreement in this Article 1 shall include such instrument or agreement as modified, amended or supplemented from time to time with the prior written consent of Administrative Agent, and except where the context otherwise requires, definitions imparting the singular shall include the plural and vice versa. Except where otherwise specifically restricted, reference to a party to a Credit Document includes that party and its successors and assigns. All terms used herein which are defined in Title 11, Chapter 9 of the official Code of Georgia Annotated on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein. All definitions set forth in this Article 1 are cumulative of those set forth elsewhere in this Agreement.

                                    ARTICLE 2
                                      Loans

         Section 2.1 Commitment. Subject to the terms and conditions hereof and
                     ----------
in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to Borrower such Lender's Commitment Percentage of revolving credit loans requested by Borrower in Dollars ("Loans") from time to time from the
                                         -----
Closing Date until the Maturity Date, or such earlier date as the Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the sum of the aggregate principal amount of
       --------  -------
outstanding Loans shall not exceed EIGHTY FIVE MILLION AND NO/100 DOLLARS ($85,000,000.00) (as such aggregate maximum amount may be increased as provided in Section 2.2, the "Committed Amount"); provided, further, (i) with regard to
                     ----------------    --------  -------
each Lender individually, such Lender's outstanding Loans shall not exceed such Lender's Commitment Percentage of the Committed Amount, and (ii) with regard to the Lenders collectively, the aggregate principal amount of outstanding Loans shall not exceed the Committed Amount.

         Section 2.2 Increased Loan Amount. Borrower and Administrative Agent
                     ---------------------
acknowledge and agree that at any time prior to October 31, 2001 and provided no Default or Event of Default has occurred hereunder, Borrower may request in writing to Administrative Agent that Lenders increase the Committed Amount to One Hundred Ten Million and No/100 Dollars ($110,000,000.00) (the "Increased
                                                                   ---------
Committed Amount"), and Administrative Agent shall provide a copy of such notice
----------------
to Lenders. Each Lender shall provide Administrative Agent and Borrower, not more than fifteen (15) days following Borrower's written request, with written notice regarding whether it agrees to increase its Commitment. Each decision by a Lender shall be in its sole discretion and failure by a Lender to give timely written notice hereunder shall be deemed a decision by such Lender not to increase its Commitment. If each of the Lenders timely agrees in writing to increase its Commitment, then the Committed Amount shall be increased to the Increased Committed Amount by pro rata increases in each Lender's Commitment based on each such Lender's Commitment Percentage. If one or more of the Lenders does not agree to increase its Commitment, then each participating Lender's Commitment shall be increased based upon such Lender's Commitment Percentage, and Administrative Agent shall have the right to offer to the other Lenders or to any other Person (excluding Borrower and Affiliates of Borrower) the difference between the Increased Committed Amount and the amount committed by participating Lenders. If Administrative Agent rejects the requested increase, the participating Lenders shall have the right to increase the Commitment in the manner specified above provided in no event shall any Lender's Commitment exceed Administrative Agent's Commitment. Any increase pursuant to this Section 2.2 shall be effected by a duly executed written amendment to this Agreement upon Borrower payment of a fee equal to 0.25% of the difference between the Committed Amount and the Increased Committed Amount to Administrative Agent for the pro rata benefit of the Lenders and any other participating Person.

         Section 2.3 Purpose of Loan. The proceeds of the Loan shall be used
                     ---------------
solely by the Borrower (a) to repay amounts owing under the Existing Bank of America Loan, (b) to finance the acquisition of for-lease office properties approved by the Lenders, (c) to finance the development of new office properties approved by the Lenders (aggregate advances for such purpose not to exceed twenty-five percent [25%] of the Committed Amount), (d) for the purpose set forth in Section 2.4, and (e) for working capital and other general corporate purposes; each as further limited in this Agreement.

         Section 2.4  Blocked Loan Funds.
                      ------------------

               (a)    Terms of "1031 Exchange" Program and Bridge Loans.
                      -------------------------------------------------
Borrower and Lenders acknowledge and agree that Wells Development Corporation, an affiliate of Borrower, either in its own capacity or in a wholly owned subsidiary] (in either case hereafter "Wells Exchange"), is seeking assets to
                                       --------------
acquire and place in a "1031 Exchange" program (each an "Exchange Asset"), with
                                                         --------------
the intent of selling co-tenancy interests therein. Administrative Agent may elect to make short term unsecured bridge loans to Wells Exchange (each a "Bridge Loan") for the purpose of acquiring Exchange Assets, each in an amount
 -----------
equal to fifty percent (50%) of the acquisition cost of an Exchange Asset plus closing costs associated therewith approved by Administrative Agent in its sole discretion. As a condition (among others) to Administrative Agent's agreement to make each Bridge Loan, Borrower must agree to purchase, upon the maturity (whether as stated in the promissory note evidencing the Bridge Loan or by acceleration) of the Bridge Loan (which maturity date is referred to herein as the "Trigger Date"), any co-tenancy interests that remain unsold as of the
     ------------
Trigger Date. In order to assure Administrative Agent that Borrower will purchase any co-tenancy interests that remain unsold as of the Trigger Date, Borrower has executed and delivered to a mutually acceptable escrow agent (the "Escrow Agent") a Request for Advance, addressed to Administrative Agent, with
 ------------
the date and amount of the requested Loan left blank. Lenders acknowledge and agree that such Request for Advance obligates Administrative Agent to disburse funds in an amount up to the Blocked Amount (hereinafter defined), without further approval of Lenders and even though all conditions to a Loan advance may not otherwise have been satisfied. In accordance with the terms of a Take Out Purchase and Escrow Agreement to be entered into among Borrower, Wells Exchange and Escrow Agent, and satisfactory in all respects to Lenders (the "Escrow
                                                                    ------
Agreement"), Administrative Agent will give written notice to Escrow Agent and
---------
Borrower (a copy of which notice shall be sent to Wells Exchange) that the Trigger Date for a Bridge Loan has occurred and that such Bridge Loan has not been fully repaid (which notice shall set forth the amount of the outstanding principal balance of such Bridge Loan), and Escrow Agent will give written notice to Borrower within two (2) business days after said notice from Administrative Agent as to the amount of the remaining unsold co-tenancy interests and the aggregate purchase price with respect thereto. In the event that Borrower fails or refuses, for any reason, to remit to Escrow Agent, within five (5) business days after Escrow Agent's notice to Borrower, the amount of the aggregate purchase price for the unsold co-tenancy interests, Escrow Agent shall complete the Request for Advance promptly and in any event within seven
(7) business days after Escrow Agent's notice to Borrower, by inserting the date of the Request for Advance and an amount equal to the aggregate purchase price of said unsold co-tenancy interests and shall cause the completed Request for Advance to be delivered to Administrative Agent at the address set forth herein, by facsimile and by express overnight courier, in accordance with the terms of the Escrow Agreement. Upon Administrative Agent's receipt of the completed Request for Advance, Lenders shall make Loans pro rata in accordance with their respective Commitment Percentages (without consideration as to whether all conditions to such Loans have been satisfied) in the requested amount by (i) disbursing to Administrative Agent an amount calculated in accordance with the Escrow Agreement to repay the outstanding principal balance of the Bridge Loan, and (ii) disbursing to Escrow Agent the balance, if any, of the requested Loan. Lenders shall have the right to purchase Participation Interests in each Bridge Loan in accordance with their respective ratable shares as provided for in this Agreement. Each Lender so participating shall execute a Participation Agreement in the form attached hereto as Exhibit
                                                                       -------
2.4.
---

              (b) Agreements Regarding Blocked Funds. Lenders further
                  ----------------------------------
acknowledge and agree that to ensure sufficient funds are available from the Committed Amount for the Loans described above, an amount equal to the aggregate outstanding principal balances of the Bridge Loans, but not exceeding Thirty-Five Million and No/100 Dollars ($35,000,000.00) (the "Blocked Amount")
                                                              --------------
of the Committed Amount, at all times prior to the repayment of the Bridge Loans in full shall be "blocked" and unavailable for use by Borrower for any purpose other than the use described above. The Blocked Amount shall be automatically reduced from time to time, pro tanto, by the amounts of each payment received by
                           --- -----
Administrative Agent from the Escrow Agent and applied by Administrative Agent in reduction of the outstanding principal balance of each Bridge Loan. Notwithstanding the foregoing, in no event shall any portion of the Committed Amount be "blocked" for a Bridge Loan the Trigger Date for which may extend beyond the Maturity Date. The amount so blocked under this Section 2.4 will be treated as available and undrawn for calculation of the Unused Fee.

              (c) Repayment of Bridge Loan on Trigger Date. In the event that
                  ----------------------------------------
Administrative Agent gives written notice to Escrow Agent and Borrower (a copy of which notice shall be sent to Wells Exchange) in accordance with the Escrow Agreement that the Trigger Date for a Bridge Loan has occurred and that such Bridge Loan has not been fully repaid (which notice shall set forth the amount of the outstanding principal balance of such Bridge Loan) and such Bridge Loan has not been fully repaid within nine (9) business days after Administrative Agent's notice to Escrow Agent, Borrower hereby authorizes and directs Administrative Agent and Lenders to make Loans pro rata in accordance with their respective Commitment Percentages from the Committed Amount (without consideration as to whether all conditions to such Loans have been satisfied) in an amount equal to the lesser of (i) the aggregate purchase price for the unsold co-tenancy interests, calculated in the manner set forth in the Exchange Agreement or (ii) the outstanding principal balance of such Bridge Loan, to be applied by Administrative Agent in repayment of the outstanding principal balance of such Bridge Loan. Promptly after taking the actions specified in the preceding sentence of this Section 2.4(c), Administrative Agent will complete the original co-tenancy deed in favor of Borrower delivered by Borrower to Administrative Agent by inserting the date of the co-tenancy deed (which date shall be the same as the date of the Loans), and the applicable percentage of co-tenancy interests to be conveyed to Borrower (calculated in the manner set forth in the Exchange Agreement) and deliver such deed to Borrower.

              (d) Repayment of Bridge Loans upon Event of Default. Upon the
                  -----------------------------------------------
occurrence of an Event of Default under this Agreement, Lenders will make Loans pro rata in accordance with their respective Commitment Percentages from the Committed Amount (without consideration as to whether all conditions to such Loans have been satisfied) in an amount equal to the lesser of (i) the aggregate purchase price for the unsold co-tenancy interests for all Exchange Assets, each calculated in the manner set forth in the applicable Exchange Agreement or (ii) the aggregate outstanding principal balance of the Bridge Loans, to be applied by Lenders in repayment of the aggregate outstanding principal balance of the Bridge Loans, and complete and deliver deeds in the manner described in Subsection 2.4(c) above.

         Section 2.5  Fees.
                      ----

                  (a) Commitment Fee. In consideration for each Lenders'
                      --------------
commitment to make Loans as provided in this Agreement and to make funds available for such Loans, each Lender has earned, and Borrower agrees to pay to each Lender a non-refundable fee in an amount equal to twenty-five one hundredths of one percent of such Lender's Commitment, which shall be due and payable on the date hereof, fully earned when due and non-refundable when paid.

                  (b) Unused Fee. In consideration of the Committed Amount being
                      ----------
made available by the Lenders hereunder, Borrower agrees to pay to Administrative Agent for the pro rata benefit of Lenders (based on each Lender's Commitment Percentage of the Committed Amount) a fee (the "Unused Fee") on the
                                                           ----------
last business day of each calendar quarter of Borrower following the Closing Date (and on the Maturity Date) for the immediately preceding quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date. The Unused Fee shall be equal to (i) the Committed Amount as of the first day of such calendar quarter multiplied by (ii) the applicable
                                       ----------
percentage set forth below as of the last day of the calendar quarter for which such fee is being calculated:

                  If the Unused Amount is:          Applicable Percentage:
                  ------------------------          ----------------------

                  Greater than or equal to 50%      0.20% (twenty basis points)
                  Less than 50%                     0.15% (fifteen basis points)

The term Unused Amount means the difference, if any, between the Committed Amount and the outstanding principal balance of the Loans as of any given day. The Unused Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears. Notwithstanding the foregoing, all accrued Unused Fees shall be due and payable on the effective date of any termination of the obligations of Lenders to make Loans hereunder. Borrower and Lenders acknowledge and agree that the Unused Fee is a bona fide commitment fee and is intended as reasonable compensation to Lenders for committing to make funds available to Borrower as described herein and for no other purpose.

         Section 2.6 Borrowings. Loans may consist of Base Rate Loans, Fixed
                     ----------
LIBOR Rate Loans, or Variable LIBOR Rate Loans or a combination thereof, as Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, that no more than four (4) Fixed LIBOR
                   --------  -------
Rate Loans shall be outstanding hereunder at any time. For purposes hereof, Fixed LIBOR Rate Loans with different Interest Periods shall be considered as separate Fixed LIBOR Rate Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Fixed LIBOR Rate Loan with a single Interest Period. Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

              (a) Request for Advance. Borrower shall request a Loan borrowing
                  -------------------
by delivery of a Request for Advance, together with the officer's certificate required by Section 7.3, to Administrative Agent not later than 8:30 A.M. (Atlanta, Georgia time) on the second (2nd) Business Day prior to the date of the requested borrowing in the case of Base Rate Loans or Variable LIBOR Rate Loans, and on the third (3rd) Business Day prior to the date of the requested borrowing in the case of Fixed LIBOR Rate Loans. Each such request for borrowing shall be irrevocable and shall specify (i) that a Loan is requested, (ii) the date of the requested borrowing (which shall be a Business Day), (iii) the aggregate principal amount to be borrowed, (iv) whether the borrowing shall be comprised of Base Rate Loans, Fixed LIBOR Rate Loans, Variable LIBOR Rate Loans, or a combination thereof, and if Fixed LIBOR Rate Loans are requested, the Interest Period(s) therefor, and (v) the purpose for which the requested Loans will be used by the Borrower. If Borrower shall fail to specify in any such Request for Advance the type of Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. Administrative Agent shall give notice to each Lender promptly upon receipt of each Agreement pursuant to this
Section 2.6, the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

              (b) Minimum Amounts. Each Loan shall be in a minimum aggregate
                  ---------------
principal amount of $1,000,000 (or the remaining amount of the Committed Amount, if less).

              (c) Loans. Each Lender will make its Commitment Percentage of each
                  -----
Loan borrowing available to Administrative Agent for the account of Borrower as specified in Section 2.22, or in such other manner as the Administrative Agent may specify in writing, by 1:00 P.M. (Atlanta, Georgia time) on the date specified in the applicable Agreement in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to Borrower by Administrative Agent by crediting the account of Borrower on the books of such office with the aggregate of the amounts made available to Administrative Agent by the Lenders and in like funds as received by Administrative Agent.

         Section 2.7 Repayment. The principal amount of all Loans shall be due
                     ---------
and payable in full on the Maturity Date, unless accelerated sooner pursuant to
Section 9.2.

         Section 2.8 Interest.
                     --------

              (a) Base Rate Loans. Base Rate Loans shall bear interest at a per
                  ---------------
annum rate equal to the Prime Rate;

              (b) Fixed LIBOR Rate Loans. During such periods as Loans shall be
                  ----------------------
comprised in whole or in part of Fixed LIBOR Rate Loans, such Fixed LIBOR Rate Loans shall bear interest at a per annum rate equal to the Adjusted LIBOR Rate plus the LIBOR Margin; and

              (c) Variable LIBOR Rate Loans. During such periods as Loans shall
                  -------------------------
be comprised in whole or in part of Variable LIBOR Rate Loans, such Variable LIBOR Rate Loans shall bear interest at a per annum rate equal to the Daily LIBOR Rate plus the LIBOR Margin.

Interest on Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein). All interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Administrative Agent shall determine each interest rate applicable to the Committed Amount in accordance with this Agreement, and Administrative Agent's determination thereof shall be conclusive in the absence of manifest error.

         Section 2.9 Notes. The Loans made by each Lender shall be evidenced by
                     -----
a duly executed revolving credit note of Borrower to such Lender in substantially the form of Exhibit 2.9.
                          -----------

         Section 2.10 Default Rate; Late Charge. Upon the occurrence, and during
                      -------------------------
the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate equal to the lesser of (i) 4% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Base Rate plus 4%), or (ii) the
                                                    ----
maximum rate permitted by Applicable Law. If any principal or interest is not paid when due, Borrower shall pay, on demand, a late charge of four cents ($.04) for each dollar of each installment which becomes past due for a period exceeding ten (10) days to help defray the added expense incurred in handling said delinquent installment, provided that in no event shall interest be due or payable in excess of the maximum rate permitted by Applicable Law.

         Section 2.11 Election, Conversion and Continuation.
                      -------------------------------------

                (a) Subject to the conditions and limitations herein, Borrower may, by written notice to Lender in the form specified by Administrative Agent (a "Rate Election Notice"):
    --------------------

                      (i) Elect, for a new Loan, that such Principal Debt will be Base Rate Principal, Fixed LIBOR Rate Principal, Variable LIBOR Rate Principal or a combination thereof;

                      (ii) Elect to convert, on a Business Day, all or part of Base Rate Principal into Fixed LIBOR Rate Principal or Variable LIBOR Rate Principal;

                      (iii) Elect to convert, on a Business Day, all or part of Variable LIBOR Rate Principal into Base Rate Principal or Fixed LIBOR Rate Principal;

                      (iv) Elect to convert, on the last day of the Interest Period applicable thereof, all or part of any Fixed LIBOR Rate Principal into Base Rate Principal or Variable LIBOR Rate Principal; or

                      (v) Elect to continue, commencing on the last day of the Interest Period applicable thereto, any Fixed LIBOR Rate Principal.

If, for any reason, an effective election is not made in accordance with the terms and conditions hereof for any principal advance or for any Fixed LIBOR Rate Principal for which the corresponding Interest Period is expiring, or to convert Base Rate Principal or Variable LIBOR Rate Principal to Fixed LIBOR Rate Principal, then the sums in question will be Base Rate Principal until an effective election is thereafter made for such sums.

          (b) Each Rate Election Notice must be received by Lender not later than 10:00 a.m. on the applicable date as follows:

               (i) With respect to an advance of or conversion to Base Rate Principal or Variable LIBOR Rate Principal, two (2) Business Days prior to the proposed date of advance or conversion; and

               (ii) With respect to an advance of, conversion to or continuation of Fixed LIBOR Rate Principal, three (3) Business Days prior to the proposed date of advance, conversion or continuation.

          (c) Loans continued as, or converted into, Fixed LIBOR Rate Loans shall be subject to the terms of the definition of "Interest Period" set forth
                                                    ---------------
in Section 1.1 and the limitations with respect thereto provided in Section 2.1(b)(ii). Each such continuation or conversion shall be effected by Borrower by delivery of a Rate Election Notice, together with the officer's certificate required by Section 3.1(f), to the office of Administrative Agent specified in specified in Schedule 2.1, or at such other office as Administrative Agent may
             ------------
designate in writing, specifying the date of the proposed continuation or conversion, the Loans to be so continued or converted, and the types of Loans into which such Loans are to be converted. Each request for continuation or conversion shall be irrevocable and shall constitute a representation and warranty by Borrower of the matters specified in subsections (b), (c), (d), (e) and (g) of Section 3.1. Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

     Section 2.12 Prepayments.
                  -----------

          (a)  Voluntary Prepayments. Borrower shall have the right to prepay
               ---------------------
Loans in whole or in part from time to time; provided, however, that each
                                             --------  -------
partial prepayment of Loans shall be in a minimum principal amount of $1,000,000. Subject to the foregoing terms, amounts prepaid under this Section 2.12(a) shall be applied as Borrower may elect; provided that if Borrower fails
                                                --------
to specify a voluntary prepayment then such prepayment shall be applied first to Base Rate Loans, then to Variable LIBOR Rate Loans and then to Fixed LIBOR Rate Loans in direct order of Interest Period maturities starting with the earliest maturity date. All prepayments under this Section 2.12(a) shall be subject to
Section 2.19, but otherwise without premium or penalty.

          (b) Mandatory Prepayments. All amounts required to be repaid pursuant
              ---------------------
to Section 2.24, Section 6.1 or any other term or condition of this Agreement shall be applied in the manner set forth in Section 2.12(a).

     Section 2.13 Capital Adequacy. If any Lender has determined, after the date
                  ----------------
hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to Borrower and delivery by such Lender of a statement setting forth the reduction in the rate of return experienced by such Lender and the amount necessary to compensate the Lender under this Section 2.13, Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

     Section 2.14 Limitation on LIBOR Rate Loans. If, at any time, for any
                  ------------------------------
Variable LIBOR Rate Loans, or on or prior to the first day of any Interest Period, for any Fixed LIBOR Rate Loan:

               (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate; or

               (b) the Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the LIBOR Rate will not adequately and fairly reflect the cost to the Lenders of funding LIBOR Rate Loans;

then Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, Lenders shall be under no obligation to make additional LIBOR Rate Loans, continue LIBOR Rate Loans, or to convert Base Rate Loans into LIBOR Rate Loans, and the affected Loans shall be converted into Base Rate Loans in accordance with the terms of this Agreement.

     Section 2.15 Illegality. Notwithstanding any other provision of this
                  ----------
Agreement, in the event that it becomes unlawful for any Lender to make, maintain, or fund LIBOR Rate Loans hereunder, then such Lender shall promptly notify Borrower thereof and such Lender's obligation to make or continue LIBOR Rate Loans and to convert Base Rate Loans into LIBOR Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund LIBOR Rate Loans (in which case the provisions of Section 2.17 shall be applicable).

     Section 2.16 Requirements of Law.
                  -------------------

          (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

               (i) shall subject such Lender to any tax, duty, or other charge with respect to any LIBOR Rate Loans, its Notes, or its obligation to make LIBOR Rate Loans, or change the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any LIBOR Rate Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office);

               (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the LIBOR reserve requirement utilized in the determination of the Adjusted LIBOR Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender, including the Commitment of such Lender hereunder; or

               (iii) shall impose on such Lender or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender of making, converting into, continuing, or maintaining any LIBOR Rate Loans or to reduce any sum received or receivable by such Lender under this Agreement or its Notes with respect to any LIBOR Rate Loans, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrower under this Section 2.16(a), Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to make or continue LIBOR Rate Loans, or to convert Base Rate Loans into LIBOR Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 2.17 shall be applicable); provided
                                                                    --------
that such suspension shall not affect the right of such Lender to receive the compensation so requested with respect to any LIBOR Rate Loan as to its then current Interest Period.

          (b) Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 2.16. Any Lender claiming compensation under this Section 2.16 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall, absent manifest error, be conclusive and binding on the parties hereto. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

     Section 2.17 Treatment of Affected Loans. If the obligation of any Lender
                  ---------------------------
to make any LIBOR Loan or to continue, or to convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 2.15 or 2.16 hereof, such Lender's LIBOR Rate Loans shall be automatically converted into Base Rate Loans, on the last day(s) of the then current Interest Period(s) for Fixed LIBOR Rate Loans (or, in the case of a conversion required by Section 2.15 hereof, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent), and on the next Business Day for Variable LIBOR Rate Loans and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 2.15 or 2.16 hereof that gave rise to such conversion no longer exist:

          (a) to the extent that such Lender's LIBOR Rate Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's LIBOR Rate Loans shall be applied instead to its Base Rate Loans; and

          (b) all Loans that would otherwise be made or continued by such Lender as LIBOR Rate Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into LIBOR Rate Loans shall remain as Base Rate Loans.

Such Lender shall give notice to Borrower (with a copy to Administrative Agent) at such time as the circumstances specified in Section 2.15 or 2.16 hereof that gave rise to the conversion of such Lender's LIBOR Rate Loans pursuant to this
Section 2.17 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist).

     Section 2.18 Taxes on Notes and Credit Documents.
                  -----------------------------------

          (a) Any and all payments by Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and
                                      ---------
Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by law to deduct any Taxes from or in
    -----
respect of any sum payable under this Agreement or any other Credit Document to any Lender or Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.18) such Lender or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions,
(iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) Borrower shall furnish to Administrative Agent, at its address referred to in
Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").
                                      -----------

          (c) Borrower agrees to indemnify each Lender and Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 2.18) paid by such Lender or Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

          (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form W-8ECI or W-8BEN, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Credit Documents.

          (e) For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to
Section 2.18(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 2.18(a) or 2.18(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from
        --------  -------
or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          (f) Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

          (g) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this
Section 2.18 shall survive the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     Section 2.19 Compensation. Upon the request of Administrative Agent,
                  ------------
Borrower shall pay to Administrative Agent, for the pro rata benefit of Lenders, such amount or amounts as shall be sufficient (in the reasonable opinion of Administrative Agent) to compensate Lenders for any loss, cost, or expense (including loss of anticipated profits) incurred by Lenders as a result of:

             (a) any payment, prepayment, or conversion of a Fixed LIBOR Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.2) on a date other than the last day of the Interest Period for such Loan; or

             (b) any failure by Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article 3 to be satisfied) to borrow, convert, continue, or prepay a LIBOR Rate Loan on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant notice of borrowing, prepayment, continuation, or conversion under this Agreement.

With respect to LIBOR Rate Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such LIBOR Rate Loans provided for herein over (b) the amount of interest (as reasonably determined by Administrative Agent) which would have accrued to Administrative Agent on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank LIBOR market. The covenants of Borrower set forth in this Section 2.19 shall survive the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     Section 2.20 Pro Rata Treatment. Except to the extent otherwise provided
                  ------------------
herein:

             (a)  Loans. Each Loan, each payment or (subject to the terms of
                  -----
Section 2.12) prepayment of principal of any Loan, each payment of interest on the Loans, each payment of Fees and each conversion or extension of any Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans and Participation Interests.

             (b)  Advances. No Lender shall be responsible for the failure or
                  --------
delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to
                     --------  -------
fulfill its obligations hereunder shall not relieve any other
Lender of its obligations hereunder. Unless Administrative Agent shall have been notified by any Lender prior to the date of any requested borrowing that such Lender does not intend to make available to Administrative Agent its ratable share of such borrowing to be made on such date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on the date of such borrowing, and Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to

Borrower a corresponding amount. If such corresponding amount is not in fact made available to Administrative Agent, Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent will promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to Administrative Agent. Administrative Agent shall also be entitled to recover from Lender or Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent at a per annum rate equal to (i) from Borrower at the applicable rate for the applicable borrowing pursuant to the Request for Advance and (ii) from a Lender at the Federal Funds Rate.

     Section 2.21 Sharing of Payments. Lenders agree among themselves that, in
                  -------------------
the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Agreement. Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. Borrower agrees that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Loan or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Agreement, if any Lender or Administrative Agent shall fail to remit to Administrative Agent or any other Lender an amount payable by such Lender or Administrative Agent to Administrative Agent or such other Lender pursuant to this Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 2.21 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 2.21 to share in the benefits of any recovery on such secured claim.

     Section 2.22 Payments, Computations, Etc.
                  ----------------------------

          (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to Administrative Agent in U.S. Dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at Administrative Agent's office specified in Schedule 2.1 not later than
                                                    ------------
12:00 Noon (Atlanta, Georgia time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of Borrower maintained with Administrative Agent (with notice to Borrower). Borrower shall, at the time it makes any payment under this Agreement, specify to Administrative Agent the Loans, Fees, interest or other amounts payable by Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, Administrative Agent shall distribute such payment to the Lenders in such manner as Administrative Agent may determine to be appropriate in respect of obligations owing by Borrower hereunder, subject to the terms of Section 2.20[a]). Administrative Agent will distribute such payments to such Lenders, if any such payment is received prior to 12:00 Noon (Atlanta, Georgia time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise Administrative Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and for the period of such extension), except that in the case of LIBOR Rate Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of borrowing, but exclude the date of payment. If Administrative Agent fails to distribute such payment to such Lenders on the day required by the foregoing sentence, Administrative Agent shall pay to such Lenders interest on the undistributed amount from and including the day such amount was required to be distributed to but excluding the date such amount is distributed at a per annum rate equal to the Federal Funds Rate.

          (b)  Allocation of Payments After Event of Default. Notwithstanding
               ---------------------------------------------
any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by Administrative Agent or any Lender on account of the Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

               FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees actually incurred) of Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

               SECOND, to payment of any fees owed to Administrative Agent;

               THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees actually incurred) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

               FOURTH, to the payment of all of the Obligations consisting of accrued fees and interest;

               FIFTH, to the payment of the outstanding principal amount of the Obligations;

               SIXTH, to all other Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

               SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans held by such Lender bears to the aggregate then outstanding Loans) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above.

     Section 2.23  Evidence of Debt. Each Lender shall maintain an account or
                   ----------------
accounts evidencing each Loan made by such Lender to Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

     Section 2.24  Collateral Pool.
                   ---------------

          (a) The Collateral shall consist primarily of cross-collateralized and cross-defaulted first priority Mortgages. Each Property in the Collateral Pool must be domestic, that is, located in the lower forty-eight (48) continental United States of America, must be encumbered with only such title exceptions as have been approved by Administrative Agent, must be wholly owned directly by Borrower, must be open for business and fully operational, must be fully leased to a single tenant under a lease for a term of not less than three
(3) years from the Maturity Date and otherwise satisfactory to Lenders in all respects, the tenant under each such lease (or, subject to Lenders' sole discretion, a guarantor thereof, must have with a minimum net worth (as defined under GAAP) of $100,000,000), and such Property must otherwise be satisfactory in all respects to Lenders.

          (b) In the event at any time the Required Lenders (which must include Administrative Agent) determine, in their sole discretion, that a Property (each an "Excluded Property") should be removed from the Collateral Pool, whether (i)
    -----------------
due to environmental concerns which have changed or become known since the date of inclusion in the Collateral Pool, (ii) because a lease on such Collateral expires in less than three (3) years, (iii) due to the occurrence of a casualty on such Collateral as to which Borrower has not satisfied the restoration requirements of Section 5.6(b) of this Agreement),
(iv) due to the requirement by any governmental authority of, or commencement of any proceeding for, the demolition of any building or structure comprising a part of such Collateral, or the commencement of any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or the execution of a contract for sale or a conveyance in lieu of such a taking which provides for the transfer of, a material portion of such Collateral, including but not limited to the taking (or transfer in lieu thereof) of any portion of such Collateral which would result in the blockage or substantial impairment of access or utility service to the improvements thereon or which would cause such Collateral to fail to comply with any Applicable Law, or (v) otherwise due to any failure to comply with the terms of this Agreement, or (vi) because any item required by the provisions of this Section 2.24, as to such Collateral Pool Property, is not available, or has not been provided, or is not acceptable, Administrative Agent shall so notify Borrower in writing and such Excluded Property shall thereafter no longer be considered part of the Collateral Pool, and the Available Committed Amount shall be reduced to an amount equal to sixty percent (60%) of the Value of the Collateral Pool exclusive of the Excluded Property. All amounts then outstanding in excess of the Available Committed Amount shall be repaid. In the alternative, Borrower may substitute another Property for the Excluded Property, provided such Property is acceptable to Required Lenders (which must include Administrative Agent) in all respects in Required Lenders' sole discretion and all conditions precedent to the inclusion of such Property in the Collateral Pool have been complied with, including, without limitation, the conditions set forth in this Section 2.24. Any such Excluded Property so removed from the Collateral Pool shall upon the written request from Borrower be released by Administrative Agent from the lien of any Mortgage, upon the repayment of all amounts then outstanding in excess of the Available Committed Amount and provided there is then existing no Default hereunder.

                                    ARTICLE 3
                                   Conditions

     Section 3.1  Conditions Precedent to Each Loan. The obligation of Lenders
                  ---------------------------------
to make Loans hereunder is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Loan:

          (a) All of the representations and warranties of Borrower under this Agreement, which, pursuant to Section 4.2 hereof, are made at and as of the time of such Loan, shall be true and correct at such time, both before and after giving effect to the application of the proceeds of the Loan;

          (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency contained in the certificate of Borrower delivered to Administrative Agent or as subsequently modified and reflected in a certificate of incumbency delivered to Administrative Agent;

          (c) There shall not exist, on the date of the making of the Loan and after giving effect thereto, a Default of which Borrower has knowledge or an Event of Default hereunder and Administrative Agent shall have received a Request for Advance so stating;

          (d) Administrative Agent shall have received a fully executed and properly supported Request for Advance in substantially the form attached as
Exhibit 1.1(a) hereto and incorporated herein by reference and all such other certificates, reports, statements, title insurance endorsements, opinions of counsel and other documents as Administrative Agent may reasonably request including, without limitation, to the extent applicable (i) a certified copy of the purchase and sale agreement for the acquisition of such Non-Collateral Property; (ii) a certified copy of the settlement statement for the acquisition of such Non-Collateral Property; and (iii) certified copies of any invoices for related acquisition costs borne by Borrower not included in the settlement statement delivered by Borrower in accordance with subsection (ii);

          (e) There shall not have been commenced against any Credit Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

          (f) Concurrent with the delivery of the appropriate notice required pursuant to Section 3.1(d) above, Borrower shall have delivered a certificate of Senior Management of Borrower substantially in the form of Exhibit 7.3, (i)
                                                           -----------
demonstrating compliance with the financial covenants contained in Article 6 by calculation thereof after giving effect to the making of the requested Loan (and the application of the proceeds thereof), and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto; and

          (g) Borrower shall otherwise have complied with all of the terms and conditions of this Agreement and the other Credit Documents relating to such Loan.

                                    ARTICLE 4
                         Representations and Warranties

     Section 4.1  Representations and Warranties. Borrower and Guarantor hereby
                  ------------------------------
agree, represent and warrant that:

          (a)  Organization; Ownership; Power; Qualification; Capitalization.
               -------------------------------------------------------------
Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Guarantor is the sole general partner of Borrower and is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Borrower has the power and authority to own its properties (including, without limitation, the Collateral and the Non-Collateral Properties) and to carry on its business as it is now being and is hereafter proposed to be conducted. Each Credit Party is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization, including, without limitation, to the extent applicable, each jurisdiction wherein the Collateral and Non-Collateral Properties lie or shall lie.

          (b)  Authorization; Enforceability. Each Credit Party has the power
               -----------------------------
and has taken all necessary action to authorize it to borrow hereunder, to execute, deliver and perform this Agreement and each of the other Credit Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by each Credit Party and is, and each of the other Credit Documents to which each Credit Party is party, is a legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of such Credit Party).

          (c)  Compliance with Other Credit Documents and Contemplated
               -------------------------------------------------------
Transactions. The execution, delivery and performance, in accordance with their
------------
respective terms, by each Credit Party of this Agreement and each of the other Credit Documents to which it is party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval not already obtained, (ii) violate any Applicable Law respecting such Credit Party, or (iii) conflict with, result in a breach of, or constitute a default under the organizational documents of such Credit Party, or under any indenture, agreement, or other instrument to which such Credit Party is a party or by which its properties may be bound.

          (d)  Business. Borrower is engaged primarily in the business of
               --------
acquiring, operating and selling interests in real property, including the conduct of such business through partnerships, joint ventures, limited liability companies and other similar entities.

          (e)  Compliance with Law. Each Credit Party is in compliance with all
               -------------------
Applicable Laws, the non-compliance with which would have a Material Adverse Effect.

          (f)  Title to Assets. Borrower has good, legal and marketable title to
               ---------------
the Collateral (subject to any permitted exceptions listed in the Mortgage) and the Non-Collateral Properties.

          (g)  Litigation. There is no material action, suit, proceeding or
               ----------
investigation pending against, or, to the best knowledge of the Credit Parties threatened against or in any other manner relating adversely to, any Credit Party or any of their properties in any court or before any arbitrator of any kind or before or by any governmental body, and no such action, suit, proceeding or investigation (i) calls into question the validity of this Agreement or any other

Credit Document, or (ii) could, if determined adversely to any such Person, have a Material Adverse Effect.

          (h)  Taxes. All Federal, state and other tax returns of the Credit
               -----
Parties required by law to be filed have been duly filed and all Federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by a Credit Party or imposed upon a Credit Party or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such tax (x) the payment of which a Credit Party is diligently contesting in good faith by appropriate proceedings, (y) for which adequate reserves have been provided on the books of such Credit Party, and (z) as to which no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of the Credit Parties in respect of taxes are, in the judgment of the Credit Parties, adequate.

          (i)  Financial Statements. Each Credit Party has furnished or caused
               --------------------
to be furnished to Administrative Agent copies of the balance sheets and statements of income for such Credit Party for the most recently-ended fiscal year for which financial statements are available and for the quarter most recently ended, which are complete and correct in all material respects and present fairly the financial position of such Credit Party on and as of such dates and the results of operations for the periods then ended. No Credit Party has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements referred to in the preceding sentence, and there are no material unrealized losses of any Credit Party and no material anticipated losses of any Credit Party other than those which have been previously disclosed in writing to Administrative Agent and identified to Administrative Agent as such.

          (j)  Compliance with Regulations G, T, U and X. No Credit Party is
               -----------------------------------------
engaged principally or as one of its important activities in the business of extending credit for the purpose purchasing or carrying any margin stock within the meaning of Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System. None of the proceeds of the Loans will be used to purchase or carry "margin stock" in contravention of such regulations.

          (k)  Governmental Regulation. No Credit Party is required to obtain
               -----------------------
any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any Federal, state or local regulatory authority in connection with the execution and delivery of this Agreement or any other Credit Document or the borrowing hereunder.

          (1)  Absence of Default. Each Credit Party is in compliance with all
               ------------------
of the provisions of its organizational documents and no event has occurred or failed to occur which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, (i) an Event of Default or (ii) a default by any Credit Party under any indenture, agreement or other instrument, or any judgment, decree or final order to which any such Person is a party or by which any such Person or any of its properties may be bound or affected.

          (m)  Accuracy and Completeness of Information. All information,
               ----------------------------------------
reports, prospectuses and other papers and data relating to the Credit Parties and furnished by or on behalf of the Credit Parties to Administrative Agent were, at the time furnished, complete and correct in all material respects to the extent necessary to give Administrative Agent true and accurate knowledge of the subject matter. No fact or situation is currently known to the Credit Parties which has had or which could reasonably be expected to have a Material Adverse Effect.

          (n)  REIT Status. Guarantor is qualified as a real estate investment
               -----------
trust and currently is in compliance with all applicable provisions of the Code.

          (o)  Indebtedness. Except as otherwise permitted under Section 5.15,
               ------------
the Consolidated Parties have no Indebtedness.

          (p)  ERISA.
               -----

               (i)   Except as set forth in Schedule 4.1(p), during the
                                            ---------------
five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in
Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan which could individually or in the aggregate have a Material Adverse Effect; (iii) each Plan has been maintained, operated, and funded in material compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

               (ii) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

               (iii) Except as set forth in Schedule 4.1(p), neither any
                                            ---------------
Consolidated Party nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA (which would have a Material Adverse Effect) if any Consolidated Party or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither any Consolidated Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

               (iv) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability, which could individually or in the aggregate have a Material Adverse Effect.

               (v)   Except as set forth in Schedule 4.1(p), neither any
                                            ---------------
Consolidated Party nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

          (q)  Subsidiaries. Set forth on Schedule 4.1(q) is a complete and
               ------------               ---------------
accurate list of all Subsidiaries of each Consolidated Party. Information on
Schedule 4.1(q) includes (a) jurisdiction of incorporation or organization and
--------------
(b) the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Subsidiary, and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Consolidated Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule 4.1(q), no Subsidiary has
                                              ---------------
outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock. Schedule 4.1(q) may be updated
                                                --------------
from time to time by Borrower by giving written notice thereof to Administrative Agent.

          (r)  Environmental Matters.
               ----------------------

               (i) There is no violation of any Environmental Law with respect to any Property or the businesses operated on any Property which would, in the aggregate, result in anticipated clean-up costs in excess of $1,000,000.

               (ii) No Consolidated Party has been notified of any material action, suit, proceeding or investigation which calls into question compliance by any Consolidated Party with any Environmental Laws or which seeks to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material in any material respect of the Consolidated Parties taken as a whole.

          (s)  Intellectual Property. Each Consolidated Party owns, or has the
               ---------------------
legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes (the

"Intellectual Property") necessary for each of them to conduct its business as
 ---------------------
currently conducted except for those the failure to own or have such legal right to use could not have a Material Adverse Effect.

               (t)   Labor Matters. There are no collective bargaining
                     -------------
agreements or Multiemployer Plans covering the employees of a Consolidated Party as of the Closing Date and none of the Consolidated Parties has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

               (u)   Financial Matters. Borrower is solvent after giving effect
                     -----------------
to all borrowings contemplated by the Credit Documents and no proceeding under any Debtor Relief Law is pending (or, to Borrower's knowledge, threatened) by or against Borrower, or any Affiliate of Borrower, as a debtor. All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Borrower to Administrative Agent in connection with the Loan or Loans evidenced by the Credit Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Borrower or, to Borrower's knowledge, of any tenant under any lease described therein.

               (v)   Credit Document Matters. Borrower is not a "foreign person"
                     -----------------------
within the meaning of Sections 1445 and 7701 of the Code (i.e. Borrower is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The Committed Amount is solely for business purposes, and is not for personal, family, household or agricultural purposes. Borrower will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, unless Borrower shall have notified Administrative Agent of such change prior to the effective date of such change, and shall have first taken all action required by Administrative Agent for the purpose of further perfecting or protecting the lien and security interest of Administrative Agent in the Collateral. Borrower's principal place of business and chief executive office, and the place where Borrower keeps its books and records concerning the Collateral, has for the preceding four months been and will continue to be (unless Borrower notifies Lender of any change in writing prior to the date of such change) the address of Borrower set forth in Section
11.1 of this Agreement.

     Section 4.2 Survival of Representations and Warranties, etc. All
                 -----------------------------------------------
representations and warranties made under this Agreement shall be deemed to be made, and shall be true and correct, at and as of the Closing Date and the date of each Loan hereunder, except to the extent previously fulfilled in accordance with the terms hereof and to the extent subsequently inapplicable. All representations and warranties made under this Agreement shall survive, and not be waived by, the execution hereof by Administrative Agent or any Lender, any investigation or inquiry by Administrative Agent or any Lender or the making of any Loan under this Agreement.

                                    ARTICLE 5
                                General Covenants

     So long as any of the Obligations are outstanding and unpaid or Borrower shall have the right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless Lenders shall otherwise consent in writing:

     Section 5.1 Preservation of Existence and Similar Matters. Each Credit
                 ---------------------------------------------
Party will:

          (a) preserve and maintain its existence, rights, franchises, licenses and privileges in its state of organization, and each state wherein the Collateral and Non-Collateral Properties lie or shall lie,

          (b) maintain the power and authority to own the Collateral and Non-Collateral Properties and to carry on its business as now being and hereafter proposed to be conducted, and

          (c) qualify and remain qualified, in good standing, and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, including without limitation, each jurisdiction wherein the Collateral and Non-Collateral Properties lie or shall lie.

Each Credit Party shall at all times comply with all of the provisions of its organizational documents.

     Section 5.2 Business: Compliance with Applicable Law. Borrower will engage
                 ----------------------------------------
primarily in the business of acquiring, operating and selling interests in real property, and will comply with the requirements of Applicable Law, including, without limitation, Environmental Laws.

     Section 5.3 Maintenance of Properties. Borrower will maintain or cause to
                 -------------------------
be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) the Collateral and all improvements located thereon (whether owned or held under lease), and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto. Borrower shall maintain good, legal and marketable title to all of the Collateral except to the extent sold or otherwise disposed of in accordance herewith.

     Section 5.4 Accounting Methods and Financial Records. Each Credit Party
                 ----------------------------------------
will maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with such accounting principles consistently applied and reflecting all transactions required to be reflected by such accounting principles and keep accurate and complete records of such party's properties and assets. Each Credit Party shall maintain a fiscal year ending on December 31.

     Section 5.5  Payment of Taxes and Claims. Each Credit Party will pay and
                  ---------------------------
discharge, or cause to be paid and discharged, and cause each of its Subsidiaries to pay and discharge, all taxes, including, without limitation, withholding taxes, assessments and governmental charges or levies required to be paid by it or imposed upon it or its income or profits or upon any Collateral or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all ad valorem taxes assessed against the Collateral or any part thereof, and shall deliver promptly to Administrative Agent such evidence of the payment thereof as Administrative Agent may require, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge upon any of the Collateral, except that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien and no foreclosure, distraint, sale or similar proceedings have been commenced. Borrower will timely file all returns required by Federal, state or local tax authorities. Borrower will maintain adequate charges, accruals and reserves on its books in respect of taxes.

     Section 5.6  Insurance and Casualty.
                  ----------------------

          (a)  Required Insurance. Each Credit Party will, and will cause each
               ------------------
of its Subsidiaries, at no expense to Lenders, to maintain or cause to be maintained in full force and effect at all times: (1) mortgagee title insurance issued to Administrative Agent covering the Collateral as required by Administrative Agent; (2) all-risk insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as Administrative Agent may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Borrower and Administrative Agent from becoming a coinsurer, such insurance to be in builder's risk (non-reporting) form during and with respect to any construction on any Property; (3) if and to the extent any portion of the improvements on any Collateral is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the Committed Amount or the maximum amount available; (4) comprehensive general public liability insurance, on an "occurrence" basis, for the benefit of Borrower and Administrative Agent as named insureds; (5) statutory workers' compensation insurance with respect to any work on or about any Property; and (6) such other insurance on any Collateral as may from time to time be required by Lender (including but not limited to rental loss or business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Administrative Agent, and shall require not less than thirty (30) days' prior written notice to Administrative Agent of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Borrower with respect to any Collateral, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Borrower or Administrative Agent and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Agreement or any other Credit Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in Administrative Agent's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Borrower shall, in each instance promptly upon the request of Administrative Agent and at no expense to Lenders, obtain and deliver to Administrative Agent a like policy (or, if and to the extent permitted by Administrative Agent, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Agreement or such other Credit Document, as the case may be. Without limiting the discretion of Administrative Agent with respect to required endorsements to insurance policies, all such policies for loss of or damage to any Property shall contain a standard mortgagee clause (without contribution) naming Administrative Agent as mortgagee with loss proceeds payable to Administrative Agent notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of any Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Administrative Agent under the Credit Documents; or (iv) any change in title to or ownership of any Property or any portion thereof, such proceeds to be held for application as provided in the Credit Documents. The originals of each initial insurance policy (or to the extent permitted by Administrative Agent, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Administrative Agent at the time of execution of this Agreement, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Administrative Agent, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Borrower shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Administrative Agent evidence satisfactory to Administrative Agent of the timely payment thereof. If any loss occurs at any time when Borrower has failed to perform Borrower's covenants and agreements in this paragraph, Administrative Agent shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Borrower, to the same extent as if it had been made payable to Administrative Agent. Upon any foreclosure hereof or transfer of title to any Collateral in extinguishment of the whole or any part of the Obligations, all of Borrower's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder as they relate to such Collateral shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Administrative Agent shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to any Collateral, and the expenses incurred by Administrative Agent in the adjustment and collection of insurance proceeds shall be a part of the Obligations and shall be due and payable to Administrative Agent on demand. Administrative Agent shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Borrower. Subject to the terms of Subsection (b), below, any proceeds received by Administrative Agent shall, after deduction therefrom of all reasonable expenses actually incurred by Administrative Agent, including attorneys' fees, at Administrative Agent's option be (1) released to Borrower, or (2) applied (upon compliance with such terms and conditions as may be required by Administrative Agent) to repair or restoration, either partly or entirely, of the Collateral so damaged, or (3) applied to the payment of the Obligations in accordance with Section 2.12 of this Agreement. In any event, the unpaid portion of the Obligations shall remain in full force and effect and the payment thereof shall not be excused. Borrower shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

          (b)  Restoration Advances.
               --------------------

               (i) Lenders agree that in the event that all or a portion of the improvements on any Collateral shall be destroyed or damaged by fire, explosion, windstorm, hail or any other casualty against which insurance is required under this Agreement, Lenders will elect to apply the insurance proceeds which remain after payment of the expenses of collection thereof as provided in Subsection (a), above (called the "Proceeds" below in this
                                               --------
Subsection), or so much thereof as is required, to restoration of the portion of the Collateral damaged, as nearly as practicable to its value, character and condition immediately prior to such casualty (the "Restoration"), provided that
                                                   -----------
all of the following conditions precedent are satisfied in full not later than ninety (90) days after the date on which the casualty loss occurs:

                     A) no Default shall have occurred and shall remain uncured following the expiration of any grace or cure period;

                     B) all tenants having present or future possessory rights under Major Leases (as defined in the applicable Mortgage), have agreed in a manner satisfactory to Administrative Agent that such Major Leases will continue in full force and effect and, if necessary, the time for taking or regaining possession of the demised premises under such Major Leases will be extended by the time necessary to complete the Restoration;

                     C) all parties having operating, management or franchise interests in, and arrangements concerning, the applicable Collateral have agreed that they will continue their interests and arrangements for the contract terms then in effect following the Restoration;

                     D) Borrower has presented evidence satisfactory to Administrative Agent, and Administrative Agent has reasonably determined, that the Restoration can be accomplished within a reasonable period of time and in any event prior to the Maturity Date;

                     E) Borrower has delivered or caused to be delivered to Administrative Agent, and Administrative Agent has approved, complete final plans and specifications (the "Restoration Plans") for the work to be performed
                               -----------------
in connection with the Restoration (hereinafter called the "Restoration Work")
                                                            ----------------
prepared and sealed by an architect (the

"Architect") acceptable to Administrative Agent, with evidence satisfactory to
 ---------
Administrative Agent of the approval of the Restoration Plans by all Commitment Providers and by all governmental authorities and all tenants under Major Leases whose approval is required;

                     F) Borrower has delivered or caused to be delivered to Administrative Agent a signed estimate approved in writing by the Architect, stating the entire cost of completing the Restoration Work;

                     G) Borrower has entered into, and has furnished to Administrative Agent a copy of, a fixed price construction contract satisfactory to Administrative Agent, with a contractor reasonably acceptable to Administrative Agent, bonded to the extent required by Administrative Agent, for the Restoration Work;

                     H) if Administrative Agent has determined that (i) the projected cost of the Restoration Work substantially in accordance with the Restoration Plans exceeds (ii) the available Proceeds held by Lender, then Borrower has deposited with Administrative Agent funds sufficient to cover the excess cost;

                     I) Borrower has furnished all insurance coverage required by Administrative Agent pursuant to Section 5.6(a), above; and

                     J) Administrative Agent has determined that no Lender will incur any liability to any person as a result of such use of the Proceeds.

If all of the foregoing conditions have not been satisfied within the time limit specified above, then Administrative Agent may, at its option, apply such Proceeds to the Obligations, whether or not due, in accordance with Section 2.12 of this Agreement.

               (ii) To the extent that Administrative Agent elects to apply the Proceeds to the restoration or reconstruction of the improvements on any Collateral, then disbursement of the Proceeds for Restoration or Restoration Work shall be subject to and shall be made in accordance with the customary practices of Administrative Agent governing the disbursement of construction loans and the terms set forth on Exhibit 2.6(a) of this Agreement regarding
                                 --------------
construction disbursements. If Administrative Agent determines from time to time that (i) the estimated cost of the Restoration substantially in accordance with the Restoration Plans exceeds (ii) the available Proceeds held by Administrative Agent plus all other available funds deposited by Borrower with Administrative Agent for the purpose of the Restoration, then Borrower shall deposit additional funds with Administrative Agent to cover the excess cost before Administrative Agent shall be required to disburse any such Proceeds or other available funds for Restoration costs. Any such funds provided by Borrower to cover excess costs shall be used for the costs of Restoration prior to disbursement of any of the Proceeds for such costs.

               (iii) Any such Proceeds and additional funds provided by Borrower which are held by Administrative Agent under this Subsection (b) shall be held by Administrative Agent in an interest bearing account of Administrative Agent's selection (and the interest earned thereon shall become a part of the funds so held) until disbursed for Restoration or otherwise applied as herein provided. Administrative Agent's receipt and custody of such Proceeds or additional funds shall not constitute a repayment of any of the Obligations, unless and until such Proceeds or additional funds are actually applied against the Obligations in accordance with this Agreement. No disbursement of such Proceeds for Restoration costs shall constitute a Loan of the Commitment Amount or increase the principal amount thereof. If surplus Proceeds remain after completion of the Restoration and payment of all costs therefor, then such surplus Proceeds shall be applied against the Obligations. If surplus funds then remain from additional funds provided by Borrower to cover excess costs of Restoration, then such surplus funds shall be returned to Borrower, provided that no uncured Default shall exist hereunder.

                 (iv) In any event, upon the occurrence of a Default at any time, and the expiration of any applicable grace or cure period without the curing thereof, Administrative Agent may (but has no obligation to) apply all or any portion of such Proceeds or additional funds provided by Borrower in Administrative Agent's possession to the payment of the Obligations, whether or not due, in accordance with Section 2.12 of this Agreement, and/or to the cure of any Default without waiving the same.

     Section 5.7 Reserve for Insurance, Taxes and Assessments. Upon request of
                 --------------------------------------------
Required Lenders after a Default, to secure certain of Borrower's obligations in Sections 5.6 and 5.7 above, but not in lieu of such obligations, Borrower will deposit with Administrative Agent a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a Lien against any Collateral) against any Collateral for the current year and the premiums for such policies of insurance for the current year, all as estimated by Administrative Agent and prorated to the end of the calendar month following the month during which Administrative Agent's request is made, and thereafter will deposit with Administrative Agent, on each date when an installment of principal and/or interest is due on the Committed Amount, sufficient funds (as estimated from time to time by Administrative Agent) to permit Administrative Agent to pay at least fifteen (15) days prior to the delinquency date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Administrative Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Administrative Agent for future use, applied to any Obligations or refunded to Borrower, at Administrative Agent's option, and any deficiency in such funds so deposited shall be made up by Borrower upon demand of Administrative Agent. All such funds so deposited shall bear interest at the rate applicable to the account selected by Administrative Agent for such funds, may be mingled with the general funds of Administrative Agent and shall be applied by Administrative Agent toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Administrative Agent by Borrower (which statements shall be presented by Borrower to Administrative Agent a reasonable time before the applicable amount is delinquent); provided, however, that, if a default shall have occurred hereunder, such funds may at Administrative Agent's option be applied to the payment of the Obligations in accordance with Section 2.12 of this Agreement, and Administrative Agent may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Borrower's interest in any Collateral for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Borrower's interest in and rights to such funds held by Administrative Agent under this paragraph but subject to the rights of Administrative Agent hereunder.

     Section 5.8  Condemnation. Borrower shall notify Administrative Agent
                  ------------
immediately of any threatened or pending proceeding for condemnation affecting any Collateral or arising out of damage to any Collateral, and Borrower shall, at Borrower's expense, diligently prosecute any such proceedings. Administrative Agent shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Administrative Agent shall be entitled to receive all sums which may be awarded or become payable to Borrower for the condemnation of any Collateral, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Borrower for injury or damage to the Property. Borrower shall, promptly upon request of Administrative Agent, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Administrative Agent to collect and receipt for any such sums. All such sums are hereby assigned to Administrative Agent, and shall, after deduction therefrom of all reasonable expenses actually incurred by Administrative Agent, including attorneys' fees, at Administrative Agent's option be (1) released to Borrower, or (2) applied (upon compliance with such terms and conditions as may be required by Administrative Agent) to repair or restoration of the Property so affected, or (3) applied to the payment of the Obligations in accordance with
Section 2.12 of this Agreement. In any event the unpaid portion of the Obligations shall remain in full force and effect and the payment thereof shall not be excused. Administrative Agent shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Borrower. Administrative Agent is hereby authorized, in the name of Borrower, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All costs and expenses (including but not limited to attorneys' fees) incurred by Administrative Agent in connection with any condemnation shall be a demand obligation owing by Borrower (which Borrower hereby promises to pay) to Administrative Agent pursuant to this Agreement.

     Section 5.9  Visits and Inspections. Borrower will permit representatives
                  ----------------------
of Administrative Agent upon reasonable notice from Administrative Agent to (a) visit and inspect the Collateral and Non-Collateral Properties at all reasonable times, (b) inspect and make extracts from and copies of its books and records, and (c) discuss with its principal officers and auditors its business, assets, liabilities, financial positions, results of operations and business prospects.

     Section 5.10 Payment of Indebtedness; Loans. Subject to any provisions
                  ------------------------------
herein, referred to herein, or in any other Credit Document regarding subordination, each Credit Party will pay any and all of its Indebtedness when and as it becomes due, other than amounts diligently disputed in good faith.

     Section 5.11 Indemnity. Each Credit Party will indemnify and hold harmless
                  ---------
Administrative Agent and the other Lenders from and against, and reimburse Administrative Agent and the other Lenders on demand for, any and all Indemnified Matters (defined below). For purposes of this Section 5.11, the term "Lenders" shall include the directors, officers, partners, employees and agents of any Lender, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with any Lender. Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person. However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this
Section 5.11 by any Credit Party to any Lender shall be a demand obligation owing by such Credit Party (which such Credit Party hereby promises to pay) to any Lender pursuant to this Agreement. Nothing in this paragraph, elsewhere in this Agreement or in any other Credit Document shall limit or impair any rights or remedies of any Lender (including without limitation any rights of contribution or indemnification) against any Credit Party or any other person under any other provision of this Agreement, any other Credit Document, any other agreement or Applicable Law, except as expressly provided in this Section
5.11. As used herein, the term "Indemnified Matters" means any and all claims,
                                -------------------
demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by any Lender at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with any Collateral or with this Agreement or any other Credit Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of any Collateral through any cause whatsoever at any time on or before the Release Date, any act performed or omitted to be performed hereunder or under any other Credit Document, any breach by any Credit Party of any representation, warranty, covenant, agreement or condition contained in this Agreement or in any other Credit Document, any Default as defined herein or any claim under or with respect to any Major Lease (as defined in any Mortgage) or arising under the Environmental Agreement (as defined in any Mortgage). The term "Release Date" as used herein means the earlier of the following two dates: (i)
 ------------
the date on which the Committed Amount has been repaid and all Obligations have been paid and performed in full and this Agreement has been canceled, or (ii) as to any Collateral the date on which the Mortgage encumbering such Collateral is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of such Collateral has been given to the purchaser or grantee free of occupancy and claims to occupancy by Borrower and Borrower's heirs, devisees, representatives, successors and assigns;

provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this Section 5.11 shall not terminate upon the Release Date or upon the cancellation, satisfaction, foreclosure or other termination of this Agreement but will survive the Release Date, foreclosure of any applicable Mortgage or conveyance in lieu of foreclosure of any Collateral, the repayment of the Committed Amount, the discharge, cancellation and satisfaction of this Agreement and the other Credit Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever. The provisions of this Section shall survive the termination of this Agreement.

     Section 5.12 Accuracy and Completeness of Information. All information,
                  ----------------------------------------
reports, prospectuses, notices and other papers and data relating to any Credit Party and furnished by or on behalf of any Credit Party, to Administrative Agent and Lenders, shall be, at the time furnished, complete and correct in all material respects to the extent necessary to give Administrative Agent and such Lenders true and accurate knowledge of the subject matter.

     Section 5.13 Dividends. Provided there is not a continuing Default under
                  ---------
this Agreement, Guarantor shall be permitted to declare and pay dividends and similar distributions on its Capital Stock from time to time in amounts determined by Guarantor but not to exceed in any event one hundred percent (100%) of Funds From Operations, provided Guarantor delivers to Administrative Agent contemporaneously with the declaration of any such dividend or distribution a certification from Senior Management of Guarantor that Guarantor shall continue to be in compliance with all applicable provisions of the Code and its bylaws and operating covenants after giving effect to such dividend or distribution. Notwithstanding the foregoing, Guarantor shall be permitted to distribute whatever amount of dividends is necessary to maintain its tax status as a real estate investment trust.

     Section 5.14 Liens. No Credit Party will create, incur, or suffer to exist
                  -----
any Lien in, of or on their Property, except:

             (a) Liens for taxes, assessments or governmental charges or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

             (b) Liens which arise by operation of law, such as carriers', warehousemen's, landlords', materialmen and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than thirty (30) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

             (c) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

             (d) Utility easements, building restrictions, zoning restrictions, easements and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in their businesses;

             (e) Liens of Borrower in favor of Administrative Agent or, as to Non-Collateral Property, Liens (i) securing the Indebtedness permitted under
Section 5.15 of this Agreement, or (ii) in favor of the holder of any purchase money security interest;

             (f) Liens existing on the date hereof and described in Schedule
                                                                    --------
5.14 hereto; and
----

             (g) Liens arising in connection with any Indebtedness permitted hereunder to the extent such Liens will not result in a violation of any of the provisions of this Agreement.

Liens permitted pursuant to this Section 5.14 shall be deemed to be "Permitted
                                                                     ---------
Liens".
-----

     Section 5.15 Limit on Additional Indebtedness. No Credit Party will incur
                  --------------------------------
any additional Indebtedness in excess of Fifty Million Dollars ($50,000,000) in the aggregate for all Credit Parties combined after the date hereof without the prior written approval of Lenders, which Lenders may grant or withhold in its sole discretion. Notwithstanding the foregoing, so long as no Default exists hereunder, the restriction set forth in the preceding sentence of this Section
5.15 shall not apply with respect to the Committed Amount, that certain $72,140,000 SouthTrust Bank line of credit, that certain $8,000,000 Richter-Schroeder Company purchase money loan, and that certain $35,900,000 loan from Guaranty Federal Bank, each of which shall be in addition to the amount set forth in the preceding sentence of this Section 5.15.

     Section 5.16 Limitation on Investments. No Consolidated Party will acquire,
                  -------------------------
develop or otherwise make any Investment in any raw land or non-office building real or personal property of any type or kind, or other prohibited Investments described on Page 64 of Borrower's December 20, 2000 Prospectus, other than Investments in raw land which are fully leased under single-tenant, build-to-suit leases meeting all lease requirements of Section 2.24, which Investments do not exceed in the aggregate fifteen percent (15%) of the aggregate value of all Collateral Pool and Non-Collateral Pool Property, without the prior written approval of Required Lenders, which approval may be granted or withheld in the sole discretion of the Required Lenders. Further, no Consolidated Party will lend money or extend credit or make advances to any Person or purchase or acquire stocks, obligations or securities of, or any other interests in, or make any capital contributions to, or otherwise make Investments in, any Person other than a Consolidated Party or any Property other than Property wholly owned directly by a Consolidated Party, which Investments exceed in the aggregate twenty percent (20%) of the total assets of the Consolidated Parties, as evidenced by Guarantor's Forms 10k and 10q filed with the Securities Exchange Commission, and provided to Administrative Agent in accordance with Section 7.1 hereof.

     Section 5.17 Management. With respect to the management of Borrower and its
                  ----------
properties:

             (a) Wells Real Estate Investment Trust, Inc. shall remain the sole general partner of Borrower;

             (b) Leo F. Wells, III shall remain actively involved in the day to day management and operation of Borrower and Guarantor; and

             (c) Borrower shall give immediate notice to Administrative Agent of any material change in the management or ownership of any Credit Party or any Subsidiary of a Credit Party.

     Section 5.18 Incorporation of Covenants Benefiting Other Lenders.
                  ---------------------------------------------------
Notwithstanding any term or provision of this Agreement to the contrary, Borrower hereby represents and warrants to Lenders that the financial covenants and other performance terms and conditions to which Borrower has agreed in this Agreement, specifically including without limitation the covenants set forth in
Article 6, are at least as restrictive as those to which Borrower has agreed with the lenders described in Section 5.15 and any other lender from which Borrower has borrowed money or otherwise has incurred Indebtedness ("Other
                                                                     -----
Lenders"). Borrower further covenants and agrees that Borrower shall not agree
-------
to more restrictive covenants, terms or conditions with any Other Lender after the Closing Date unless Administrative Agent is advised of such covenant, term or condition and, at Required Lenders' option, Lenders are given the benefit of each such covenant, term and condition offered to each such Other Lender, commencing no later than the date such terms become effective for such Other Lender. Without limiting the generality of the foregoing, Borrower covenants and agrees with Lenders that each covenant or provision for terms more restrictive than those set forth in this Agreement, including, without limitation, those contained in Article 6 hereof, made by Borrower to or with any other person or entity who is or hereafter becomes an Other Lender, at Required Lenders' option, shall inure to the benefit of Lenders as if made directly to Lenders and be deemed incorporated in this Agreement. Upon request of Administrative Agent, Borrower shall provide Administrative Agent with copies of all instruments and documents entered into with any Other Lender.

     Section 5.19 Additional Credit Parties. If any Person having recourse
                  -------------------------
Indebtedness becomes a Subsidiary or Preferred Stock Subsidiary of any Credit Party, Borrower shall (a) if such Person is a Domestic Subsidiary of a Credit Party or a Preferred Stock Subsidiary, cause such Person to execute a Guaranty Agreement in substantially the same form as Exhibit 5.19 on or before the
                                            ------------
deadline for delivery of the next quarterly Compliance Certificate delivered in accordance with Section 7.3 of this Agreement, (b) provide Administrative Agent with notice thereof on a quarterly basis by delivering a Compliance Certificate and other documentation as required in Section 7.9, and (c) cause such Person to deliver such other documentation as Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to Administrative Agent.

                                    ARTICLE 6
                               Financial Covenants

         So long as any of the Obligations are outstanding and unpaid or Borrower shall have the right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless Administrative Agent shall otherwise consent in writing, Borrower and Guarantor will do all things necessary to observe and comply with the following financial covenants which shall be satisfied at all times and reported quarterly in accordance with
Section 7.1 hereof:

         Section 6.1  Covenants of Borrower.
                      ---------------------

                  a. Loan to Value. The ratio (expressed as a percentage) of the
                     -------------
total aggregate outstanding balance of the Loans to the Value of the Collateral Pool shall not exceed sixty percent (60%) at any time; and if at any time such loan to value ratio exceeds sixty percent (60%), Borrower shall promptly upon demand repay the principal amount of the Loans in a sum sufficient to eliminate such condition.

                  b. Minimum Debt Service Coverage.  Borrower shall maintain a
                     -----------------------------
Debt Service Coverage Ratio of at least 1.4:1.00 at all times, where Debt Service Coverage Ratio means the ratio of Annualized Net Operating Income to Annualized Hypothetical Debt Service.

         Section 6.2  Guarantor Covenants.
                      -------------------

                  a. Minimum Net Worth.  Guarantor will maintain a minimum net
                     -----------------
worth (as defined under GAAP) equal to or greater than Two Hundred Fifty Million Dollars ($250,000,000), as evidenced by Guarantor's forms 10k and 10q filed with the Securities Exchange Commission, and provided to Administrative Agent in accordance with Section 7.1 hereof.

                  b. Limitation on Indebtedness.  The ratio of the sum of (i)
                     --------------------------
Guarantor's Indebtedness plus (ii) all contingent liabilities of Guarantor under
                         ----
any Escrow Agreement to Guarantor's net worth shall not exceed at any time 0.5:1.00.

                  c. Interest Coverage.  Guarantor's  ratio of Adjusted Cash
                     -----------------
Flow to Interest Expense shall be least 2.00:1.00 during a trailing twelve (12) month period at all times.

                  d. Fixed Charge Coverage. Guarantor shall maintain a minimum
                     ---------------------
fixed charge coverage ratio of 1.75:1.00 at all times. This ratio shall be calculated by dividing Adjusted Cash Flow during a trailing twelve (12) month period by the sum of (i) Debt Service on Guarantor's Indebtedness during such trailing twelve (12) month period plus (ii) preferred dividends (if any) paid
                                  ----
during such trailing twelve (12) month period.

                                    ARTICLE 7
                              Information Covenants

         So long as any of the Obligations are outstanding and unpaid or Borrower shall have the right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless Administrative Agent shall otherwise consent in writing, the Credit Parties will furnish or cause to be furnished to Administrative Agent at Administrative Agent's Office for distribution to the Lenders:

         Section 7.1  Financial Reports and Information.
                      ---------------------------------

                 (a)   Annual Financial Statements. As soon as available, and in
                       ---------------------------
any event within one hundred twenty (120) days after the close of each fiscal year of the Consolidated Parties, (i) a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern, (ii) a schedule of the Properties identifying each Property by name and summarizing total revenues, expenses, net operating income, total square footage and occupancy rates as of the last day of the applicable fiscal year and (iii) a projection of capital expenditures for the next fiscal year for each Property of a Consolidated Party.

                 (b)   Quarterly Financial Statements. As soon as available, and
                       ------------------------------
in any event within forty-five (45) days after the close of each fiscal quarter of the Consolidated Parties (other than the fourth fiscal quarter, in which case one hundred twenty [120] days after the end thereof), (i) a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to Administrative Agent, and accompanied by a certificate of Senior Management of Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and the omission of footnotes, and (ii) a schedule of the Properties identifying each Property by name and summarizing total revenues, expenses, net operating income, total square footage and occupancy rates as of the last day of the applicable quarter.

                (c)   Income Tax Returns. Copies of filed federal and state
                      ------------------
income tax returns of each Credit Party for each taxable year, within twenty
(20) days after filing but in any event not later than one hundred fifty (150) days after the close of each such taxable year.

                (d)   Financial Projections. Commencing with the semi-annual
                      ---------------------
period ending as of June 30, 2001, as soon as available, and in any event within forty-five (45) days after such date and after the end of every other semi-annual period thereafter (or, in the case of a semi-annual period in which such reporting is required and which coincides with the end of a fiscal year, one hundred twenty [120] days), (i) a pro forma balance sheet and income statement of the Consolidated Parties for each of the eight (8) succeeding fiscal quarters, together with related pro forma consolidated statements of operations and retained earnings and of cash flows for each such succeeding fiscal quarter and (ii) a certificate of Senior Management of Borrower demonstrating compliance on a pro forma basis for each of the eight (8) succeeding fiscal quarters with (A) the financial covenants contained in Article 6, and (B) the financial covenants contained in each of the indentures or other agreements relating to any publicly issued debt securities of any Consolidated Party, by detailed calculation thereof (which calculations shall be in form satisfactory to the Administrative Agent and which shall include, among other things, an explanation of the methodology used in such calculations and a breakdown of the components of such calculations).

                (e)   Certificate Regarding Equity Issuances. Within one hundred
                      --------------------------------------
twenty (120) days after the end of each fiscal year of Guarantor, a certificate of Senior Management of Guarantor containing information regarding the amount of all Equity Issuances that were made during the prior fiscal year.

         Section 7.2  Collateral Records and Financial Reports. Each Credit
                      ----------------------------------------
Party will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to its Property and the operation thereof, and will permit all such books and records to be inspected and copied, and the Collateral to be inspected and photographed, by Administrative Agent and its representatives during normal business hours and at any other reasonable times. Without limitation of other or additional requirements in any of the other Credit Documents, Borrower will furnish to Administrative Agent for distribution to Lenders current operating statements itemizing all income and expenses of each Property within the Collateral Pool for each quarter (and for the fiscal year through the end of such quarter) as soon as reasonably practicable but in any event within thirty
(30) days after the end of such quarter and for the fiscal year of Borrower within sixty (60) days after the end thereof including also a projection of such operations for the next fiscal year. Any inspection or audit of the Property within the Collateral Pool or the books and records of Borrower with respect thereto, or the procuring of documents and financial and other information, by or on behalf of Lender shall be for Lenders' protection only, and shall not constitute any assumption of responsibility to Borrower or anyone else with regard to the condition, construction, maintenance or operation of such Property nor Lenders' approval of any certification given to Administrative Agent for distribution to Lenders nor relieve Borrower of any of Borrower's obligations.

         Section 7.3  Compliance Certificates. At the time the financial
                      -----------------------
statements are furnished pursuant to Section 7.1, a Compliance Certificate in the form attached hereto as Exhibit 7.3
                            -----------
executed by Senior Management of each Credit Party in form and substance satisfactory to Administrative Agent:

               (a) setting forth as at the end of such quarter or fiscal year, as the case may be, the arithmetical calculations required to establish whether or not Borrower or Guarantor, as applicable, was in compliance with (I) the requirements of Article 6 hereof, and (II) the financial covenants contained in each of the indentures or other agreements relating to any publicly issued debt securities of any Consolidated Party, in each case by detailed calculation thereof (which calculation shall be in form satisfactory to Administrative Agent and which shall include, among other things, an explanation of the methodology used in such calculation and a breakdown of the components of such calculation);

               (b) stating that Borrower or Guarantor, as applicable, is in compliance with all of the terms of the Credit Documents and such party's authority and organizational documents;


               (c) stating that no Default or Event of Default under any Credit Document to which Borrower or Guarantor, as applicable, is a party, has occurred as at the end of such quarter or year, as the case may be, or, if a Default or an Event of Default has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by Borrower or Guarantor, as applicable, with respect to such Default or Event of Default; and

               (d) confirming that, as of the date of the Compliance Certificate, there exist no Subsidiaries that should be, but have not yet been, joined as Credit Parties in accordance with Section 5.19 and attaching copies of any Guaranty Agreements executed during the immediately preceding fiscal quarter.

     Section 7.4 Copies of Other Reports.
                 -----------------------

               (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to any Credit Party by its independent public accountants regarding such Credit Party, including, without limitation, any management report prepared in connection with Guarantor's financial reports.

               (b) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial position, projections, results of operations, business prospects of the Credit Parties, the Collateral, any Non-Collateral Property, or any real property which a Credit Party proposes to acquire or develop or acquire an interest in, as Administrative Agent may request.

               (c) As soon as publicly available, but in no event later than the date such reports are to be filed with the Securities Exchange Commission, copies of all Form 10Ks, 10Qs, 8Ks, and any other annual, quarterly, monthly or other reports, copies of all registration statements and any other public information filed with the Securities Exchange Commission along with all other materials received from S&P, Moodys, or any other nationally recognized rating agency, if applicable, all financial or operational information sent to S&P, Moodys, or any other nationally recognized rating agency, if applicable, and all financial or operational information distributed to shareholders or limited partners generally by Guarantor, including a copy of Guarantor's annual report.

               (d) Promptly upon receipt thereof, any notice of any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which, with respect to any Credit Party, may interfere with or prevent compliance or continued compliance in any material respect with Environmental Laws, or may give rise to any common law or legal material liability, or otherwise form the basis of any material claim, action, demand, suit, proceeding, hearing, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substances or waste.

               (e) Promptly upon receipt thereof, any notice or claim of any civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, or proceeding pending or threatened against Borrower relating in any way to Environmental Laws.

               (f) From time to time promptly after Administrative Agent's request, such additional information, reports and statements respecting the business operations and financial condition of each reporting party as Administrative Agent may reasonably request.

         Section 7.5 Notice of Litigation and Other Matters. Prompt notice of
                     --------------------------------------
any of the following events as to which any Credit Party has received notice or has otherwise become aware thereof:

               (i) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator against or, to the extent known to any Credit Party, in any other way relating adversely and directly to a Credit Party, or which calls into question the validity of this Agreement or any other Credit Document;

               (ii) any material adverse change with respect to the business, assets, liabilities, financial position, or results of operations of any Credit Party, other than changes in the ordinary course of business which have not had and are not likely to have a Material Adverse Effect;

               (iii) any Default or default by any Credit Party under any agreement (other than this Agreement) to which such Credit Party is party or by which the Collateral is bound or the occurrence of any event which could have a Material Adverse Effect, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto; or

               (iv) the occurrence of any event subsequent to the Closing Date which, if such event had occurred prior to the Closing Date, would have constituted an exception to the representation and warranty in Section 4.1(1) of this Agreement.

         Section 7.6 Matters Affecting the Collateral. Copies of all existing
                     --------------------------------
and proposed leases (and amendments thereto), easements, liens and contracts of sale (whether or not recorded of public record) affecting any item of Collateral as requested by Administrative Agent.

         Section 7.7 Notices from Borrower Regarding Environmental Matters.
                     -----------------------------------------------------
Written advice to Administrative Agent, promptly after a Credit Party's knowledge thereof, of (i) any and all enforcement, cleanup, remedial, removal or other governmental or regulatory actions instituted or threatened, orally or in writing, pursuant to any of the Environmental Laws affecting any item of Collateral or any obligation of any Credit Party hereunder including, without limitation, any notice of inspection, potential liability under CERCLA, abatement or noncompliance; (ii) all claims made or threatened in writing by any third party against any Credit Party, any item of Collateral for damages, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials or asserting or alleging a violation of or liability under any of the Environmental Laws or under any common law theory of liability involving environmental or health safety matters; (iii) any Credit Party's discovery of any occurrence or condition on any item of Collateral or any real property adjoining or in the vicinity of any item of Collateral which could subject any Credit Party or any item of Collateral to a claim under any of the Environmental Laws; (iv) any restrictions imposed or threatened on ownership, occupancy, transferability or Use of any item of Collateral under any of the Environmental Laws; or (v) any remedial action taken by any Credit Party with respect to any Hazardous Materials affecting any item of Collateral. Credit Parties shall deliver to Administrative Agent any documentation or records in connection with any of the foregoing matters which Administrative Agent may reasonably request and which are susceptible of being obtained by any Credit Party without undue cost or expense.

         Section 7.8 Notices Regarding ERISA Matters. Upon obtaining knowledge
                     -------------------------------
thereof, any Credit Party will give written notice to Administrative Agent promptly (and in any event within five [5] business days) of: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against Borrower or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA);
(iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Consolidated Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan, provided that the foregoing events individually or in combination could
--------
reasonably be expected to have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by Senior Management of Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto.

Promptly upon request, the Credit Parties shall furnish Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

         Section 7.9 Other Information. With reasonable promptness upon any such
                     -----------------
request, such other information regarding the business, properties or financial condition of any Consolidated Party as Administrative Agent or the Required Lenders through Administrative Agent may reasonably request.

                                    ARTICLE 8
                             Appraisal of Collateral

         Administrative Agent shall have the right from time to time, as Administrative Agent may reasonably determine to be appropriate, but not more than one (1) time in any twelve (12) calendar month period unless (i) there has occurred a Default or Event of Default, (ii) there has occurred a material adverse change in any Collateral Property or (iii) an appraisal is required by applicable bank regulations, to appraise or have appraised each item of Collateral for purposes of determining the Collateral's then current value, which appraisals shall be subject to review and adjustment by Administrative Agent and further subject to Administrative Agent's customary requirements and the requirements of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) requiring all appraisals to conform with the Uniform Standards of Professional Appraisal Practice (USPAP) published by the "The Appraisal Foundation". Credit Parties and Lenders acknowledge that Administrative Agent may, at Administrative Agent's option, utilize "in-house" appraisers to conduct the appraisals which may be conducted hereunder. Borrower shall reimburse Administrative Agent on demand for all of the reasonable costs and expenses which Administrative Agent shall incur in connection with all appraisals or reappraisals of each item of Collateral. Borrower's obligation to make such reimbursement payment to Administrative Agent shall be deemed to constitute part of the Obligations.

                                    ARTICLE 9
                                     Default

         Section 9.1 Events of Default. Subject to the terms of any provision of
                     -----------------
the Credit Documents regarding notice and right to cure, each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                (a)   Failure to Pay Indebtedness. Any of the Indebtedness
                      ---------------------------
evidenced by the Notes and this Agreement is not paid when due, regardless of how such amount may have become due, and such failure is not cured within the applicable grace or cure period provided for in Section 9.2 of this Agreement.

               (b)   Nonperformance of Covenants. Any covenant, agreement or
                     ---------------------------
condition herein or in any other Credit Document (other than the financial covenants listed in Section 9.1(t) and covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the Indebtedness evidenced by the Notes and this Agreement) is not fully and timely performed, observed or kept, and such failure is not cured within the applicable grace or cure period provided for in Section 9.2 of this Agreement.

               (c)   Representations. Any statement, representation or warranty
                     ---------------
in any of the Credit Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Administrative Agent or any Lender in connection with this Agreement is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

               (d)   Bankruptcy or Insolvency. A Credit Party or any person
                     ------------------------
liable, directly or indirectly, for any of the Indebtedness evidenced by the Notes and this Agreement, or any Affiliate or Subsidiary of a Credit Party:

                     (1) (i) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (ii) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (iii) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other Debtor Relief Law, or takes any action in furtherance thereof; or (iv) seeks the appointment of a receiver, trustee, custodian or liquidator of any Collateral or any part thereof or of any significant portion of its other Property; or

                     (2) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Collateral or any part thereof or of any significant portion of its other Property, and (i) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (ii) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (iii) in a proceeding under the Federal Bankruptcy Code, the case is converted from one chapter to another, or (iv) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of its filing; or

                     (3) Conceals, removes, or permits to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (4) below) upon any of its Property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

                      (4) Fails to have discharged within a period of ten (10) days any attachment, sequestration, or similar writ levied upon any of its Property; or

                      (5) Fails to pay immediately any final money judgment against it.

                  (e) Transfer of any Collateral. There occurs any sale, lease,
                      --------------------------
conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Collateral or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories (as defined in the Mortgage with respect to such Collateral) which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Borrower, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the improvements on a Collateral Pool Property to a tenant for occupancy, not in contravention of any provision of this Agreement or of any other Credit Document.

                  (f) Transfer of Ownership of Borrower. There occurs any sale,
                      ---------------------------------
pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Borrower, directly or indirectly, without the prior written consent of Lenders, other than transfer of up to twenty percent (20%) of ownership interests in Borrower provided (i) Guarantor remains at all times qualified as a real estate investment trust and in compliance with all applicable provisions of the Code and (ii) Guarantor at all times controls Borrower and holds not less than eighty percent (80%) of the legal and beneficial interests in Borrower.

                  (g) Grant of Easement, Etc. Without the prior written consent
                      ----------------------
of Lender, which will not be unreasonably withheld, Borrower grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers any Collateral, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Credit Documents or does not affect any Collateral.

                  (h) Abandonment.  The owner of any Collateral abandons all or
                      -----------
any portion of such Collateral.

                  (i) Default Under Other Lien. A default or event of default
                      ------------------------
occurs and is continuing under any lien, security interest or assignment covering any Collateral or any part thereof (whether or not Lenders have consented, and without hereby implying Lenders' consent, to any such lien, security interest or assignment not created hereunder), or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

                  (j) Intentionally omitted.
                      ---------------------

                  (k) Intentionally omitted.
                      ---------------------

                  (l) Liquidation, Etc. There occurs a liquidation, termination,
                      ----------------
dissolution, merger, consolidation or failure to maintain good standing in the State of Georgia (and any state in which such Collateral is located) of the owner of any Collateral or any Credit Party.

                  (m) Material, Adverse Change. In Lenders' reasonable opinion,
                      ------------------------
the prospect of payment of all or any part of the Indebtedness evidenced by the Notes and this Agreement has been impaired because of a material, adverse change in the financial condition, results of operations, business or properties of any Credit Party.

                  (n) Enforceability; Priority. Any Credit Document shall for
                      ------------------------
any reason without Lenders' specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Lenders; or the liens, interests, security agreements or security interests of Lenders in any of the Collateral become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Borrower or any person obligated to pay any part of the secured indebtedness.

                  (o) Other Credit Documents. A default or event of default
                      ----------------------
occurs under any Credit Document, other than this Agreement, and the same is not remedied within the applicable period of grace (if any) provided in such document.

                  (p) Default Under Interest Rate Protection  Agreement.  A
                      --------------------------------------------------
default or event of default occurs under any Interest Rate Protection Agreement, or Borrower fails to pay any sum due under any Interest Rate Protection Agreement when due.

                  (q) Final Judgment. A final judgment (the payment of which is
                      --------------
not covered by insurance) shall be entered by any court against any Credit Party for the payment of money which exceeds $250,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of any Credit Party which exceeds in value $250,000, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged; or

                  (r) Default Under Other Indebtedness. There shall occur any
                      --------------------------------
default under any indenture, agreement or instrument evidencing Indebtedness of any Credit Party to any Person in an amount in excess of $250,000 which continues beyond the expiration of any applicable grace or cure period.

                  (s) Default Under Major Lease.  There shall occur a default
                      -------------------------
under any Major Lease (as defined in any Mortgage) which continues beyond the expiration of any applicable grace or cure period.

                  (t) Default Under Financial Covenants. A Default occurs
                      ---------------------------------
under any covenant, agreement or condition under Section 5.13, Section 5.14,
Section 5.15, Section 5.16 or Article 6 of this Agreement.

         Section 9.2  Notice and Cure; Remedies. If an Event of Default shall
                      -------------------------
have occurred and shall be continuing unless and until such Event of Default has been waived by the Required Lenders, the Supermajority Lenders or all of the Lenders, as applicable (pursuant to the voting requirements of Section 11.14), or cured to the satisfaction of the Required Lenders, the Supermajority Lenders or all of the Lenders, as applicable (pursuant to the voting procedures of Section 11.14), Administrative Agent shall, upon request and direction of Required Lenders, take any of the following actions:

                 (a) Lenders agree, by acceptance of this Agreement, that notwithstanding anything to the contrary contained herein or in any of the other Credit Documents, upon the occurrence of any default of the type described in Subparagraphs (a) or (b) of Section 9.1 of this Agreement, Lenders will not accelerate the maturity of the Notes or the secured indebtedness and will not exercise any of their other rights and remedies hereunder or under the other Credit Documents until and unless Administrative Agent has first given notice of such default to Borrower, in the manner prescribed in Section 11.1 of this Agreement, and Borrower has failed to cure such default within the following periods of time:

                      (i) If such default is a default of the type described in Subparagraph (a) of Section 9.1 of this Agreement, Borrower shall have a period of five (5) days from and after the effective date of such notice within which to cure such default; or

                      (ii) If such default is a default of the type described in Subparagraph (b) of Section 9.1 of this Agreement, Borrower shall have a period of thirty (30) days from and after the effective date of such notice within which to cure such default; provided, however, if such default (other than a default under Section 5.17) cannot be cured within the thirty (30) day period, but Borrower has commenced and is diligently pursuing its cure, Borrower shall have an additional reasonable period to complete such cure not to exceed, in any event, ninety (90) days from the occurrence of such default.

After the occurrence of three (3) such defaults, and the giving of notice thereof by Administrative Agent, Administrative Agent shall not be obligated to give to Borrower any further notice of default or opportunity to cure the same. The agreements set forth in this Section 9.2(a) do not and shall not be deemed to prevent or prohibit Lenders from terminating Lenders' Commitment to make Loans hereunder, following the occurrence of a default, until and unless such default shall have been cured.

If Lenders shall fail to give such notice and right to cure to Borrower as provided herein, the sole and exclusive remedy of Borrower for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and right to cure and to have any acceleration of the maturity of the Notes and the secured indebtedness postponed or revoked and foreclosure or other proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, and Borrower shall have no right to damages or any other type of relief not herein specifically set out against any Lender, all of which damages or other relief are hereby waived by Borrower. Nothing herein or in any of the other Credit Documents shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Credit Documents.

                      (b) Upon the occurrence and continuance of an Event of Default specified in Section 9.1(d), such principal, interest and other amounts shall thereupon and concurrently therewith become due and payable and Lenders' Commitment to make Loans hereunder shall forthwith terminate, all without any action by Administrative Agent, Lenders or the holders of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding.

                      (c) With the exception of an Event of Default specified in
Section 9.1(d), and after expiration of any notice and cure periods to which Borrower is entitled pursuant to Subsection (a) of this Section 9.2, Lenders shall, at Lenders' sole option, have the right to (i) terminate the Commitment to lend hereunder or (ii) declare the principal of and interest on the Loans and the Notes and all other amounts owed under this Agreement or the Notes to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding, or both.

                      (d) Administrative Agent shall exercise all of the post-default rights granted under the Credit Documents or under Applicable Law.

                      (e) The rights and remedies of Administrative Agent hereunder shall be cumulative, and not exclusive.

                                   ARTICLE 10
                                Agency Provisions

         Section 10.1 Appointment, Powers and Immunities.  Each Lender hereby
                      ----------------------------------
irrevocably appoints and authorizes Administrative Agent to act as its Administrative Agent under this Agreement and the other Credit Documents with such powers and discretion as are specifically delegated to Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in Section 10.5 and the first sentence of Section 10.6 hereof shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Credit Document or any certificate or other document referred to or provided for in, or received by any of them under, any Credit Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Credit Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates;
(d) shall not be required to initiate or conduct any litigation or collection proceedings under any Credit Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Credit Document, except for its own gross negligence or willful misconduct. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         Section 10.2 Reliance by Administrative Agent. Administrative Agent
                      --------------------------------
shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 11.5(b) hereof. As to any matters not expressly provided for by this Agreement, Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that Administrative Agent shall not be required to
         --------  -------
take any action that exposes Administrative Agent to personal liability or that is contrary to any Credit Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         Section 10.3 Defaults. Administrative Agent shall not be deemed to have
                      --------
knowledge or notice of the occurrence of a Default or Event of Default (except for the non-payment of interest, principal and any fees payable under the Loan) unless Administrative Agent has received written notice from a Lender or one of the Credit Parties specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to Lenders. Administrative Agent shall (subject to Section 10.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until Administrative Agent shall have
         -------- ----
received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         Section 10.4 Rights as a Lender. With respect to its Commitment and the
                      ------------------
Loans made by it, Bank of America, N.A. (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Bank of America, N.A. (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or Affiliates as if it were not acting as Administrative Agent, and Bank of America, N.A. (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

         Section 10.5 Indemnification. Lenders agree to indemnify the
                      ---------------
Administrative Agent only in its capacity as Administrative Agent (to the extent not reimbursed under Section 11.5 hereof, but without limiting the obligations of Borrower under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys'
fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Administrative Agent (including by any Lender) in any way relating to or arising out of any Credit Document or the transactions contemplated thereby or any action taken or omitted by Administrative Agent under any Credit Document; provided that no Lender shall be
                                                --------
liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by Borrower under Section 11.5, to the extent that Administrative Agent is not promptly reimbursed for such costs and expenses by Borrower. The agreements in this Section 10.5 shall survive the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         Section 10.6 Non-Reliance on Administrative Agent and Other Lenders.
                      ------------------------------------------------------
Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Credit Documents. Except for notices, reports, and other documents and information expressly required to be furnished to Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or Affiliates that may come into the possession of Administrative Agent or any of its Affiliates.

         Section 10.7 Successor Administrative Agent. Administrative Agent may
                      ------------------------------
resign at any time by giving thirty (30) days written notice thereof to the Lenders and Borrower. Administrative Agent may be removed at any time for cause by a majority of the Lenders, provided that Borrower and the other Lenders shall be promptly notified thereof. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent with the consent of Borrower, such consent not to be unreasonably withheld or delayed; provided, however, that Borrower shall have no right to consent to such appointment to the extent an Event of Default is continuing at the time of such appointment. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or notice of removal by a majority of the Lenders, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized or licensed under the laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         Section  10.8 Minimum Commitments by Agent.  Subsequent  to the
                       ----------------------------
Closing Date, Bank of America, N.A. agrees to maintain a Commitment in the amount equal to or greater than $25,000,000 for so long as (i) no Event of Default has occurred and is continuing and (ii) Bank of America, N.A. remains as Administrative Agent; provided that Bank of America, N.A. may participate or
                      --------
assign any of such amount to a Federal Reserve Bank or a majority owned subsidiary of Bank of America, N.A.

                                   ARTICLE 11
                                  Miscellaneous

          Section 11.1  Notices. All notices, requests, consents, demands and
                        -------
other communications required or which any party desires to give hereunder or under any other Credit Document shall be in writing and, unless otherwise specifically provided in such other Credit Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the address, in the case of Borrower, Guarantor and Administrative Agent, set forth below, and in the case of Lenders, set forth on Schedule 2.1 (unless changed by similar notice in writing given by the
   ------------
particular party whose address is to be changed) or by facsimile. Any such notice or communication shall be deemed to have been given and to be effective either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, when transmitted (as evidence by written confirmation and provided a hard copy thereof is delivered by another means as herein provided). Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Credit Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

All notices and other communications to Administrative Agent shall be given at the following address:

                            Bank of America, N.A.
                            Real Estate Banking Group
                            Bank of America Plaza, Sixth Floor
                            600 Peachtree Street, N.E.
                            Atlanta, Georgia 30308
                            Attn.: Gerald R. Massey, Jr.
                            Facsimile: (404) 607-4145

All notices and other communications to Borrower shall be given at the following address:

                            Wells Operating Partnership, L.P.
                            6200 The Corners Parkway, Suite 250
                            Norcross, Georgia 30092

All notices and other communications to Guarantor shall be given at the following address:

                            Wells Real Estate Investment Trust, Inc.
                            c/o 6200 The Corners Parkway, Suite 250
                            Norcross, Georgia 30092

Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' written notice of such change to the other party.

          Section 11.2  Fees and Expenses. To the extent not prohibited by
                        -----------------
applicable law, Borrower will promptly pay, and will reimburse to Administrative Agent and Lenders on demand to the extent paid by Administrative Agent or any
Lender:

                 (a) all fees and expenses of Administrative Agent in connection with the preparation, negotiation, syndication, execution and delivery of this Agreement and the other Credit Documents, and the transactions contemplated hereunder and thereunder and the making of any Loan hereunder, including, but not limited to, recording fees, title insurance premiums, environmental consulting fees, surveyors' fees and the fees and disbursements of counsel for Administrative Agent;

                 (b) all fees and expenses incurred by Administrative Agent in connection with the appraisal of each item of Collateral;

                 (c) all out-of-pocket expenses of Administrative Agent in connection with the administration of the transactions contemplated in this Agreement or the other Credit Documents, the preparation, negotiation, execution and delivery of any waiver, amendment or consent by Administrative Agent or Lenders relating to this Agreement or the other Credit Documents, including, but not limited to, the fees and disbursements of counsel for Administrative Agent; and all costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the enforcement of any obligation of Borrower, hereunder or under any other Credit Document;

                 (d) all taxes, assessments, general or special, and other charges levied on, or assessed, placed or made against any of the Collateral, the Notes or the Obligations;

                 (e) all out-of-pocket costs and expenses of any restructuring, refinancing or "work out" of the transactions contemplated by this Agreement, and of obtaining performance under this Agreement or the other Credit Documents, and all out-of-pocket costs and expenses of collection if default is made in the payment of the Note, which in each case shall include those reasonable fees and out-of-pocket expenses of counsel for Administrative Agent, and the reasonable fees and out-of-pocket expenses of any experts, agents, or consultants of Administrative Agent, actually incurred; and

                 (f) all appraisal fees, filing and recording fees, taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, escrow fees, reasonable attorneys' fees, architect fees, construction consultant fees, environmental inspection fees, survey fees, and all other out-of-pocket costs and expenses of every character incurred by Borrower or Administrative Agent or any Lender in connection with the preparation of the Credit Documents, and any and all amendments and supplements to this Agreement or any other Credit Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Borrower as owner of the Property.

          Section 11.3  Waivers. The rights and remedies of Administrative Agent
                        -------
and Lenders under this Agreement and the other Credit Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by Administrative Agent or any Lender in exercising any right shall operate as a waiver of such right. Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for a Loan. In the event Lenders decide to fund a Loan at a time when Borrower is not in strict compliance with the terms of this Agreement, such decision by Lenders shall not be deemed to constitute an undertaking by Lenders to fund any further requests for Loans or preclude Lenders from exercising any rights available to Lenders under the Credit Documents or at law or equity. Any waiver or indulgence granted by Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by Administrative Agent or Lenders at variance with the terms of this Agreement such as to require further notice by Administrative Agent of Lenders' intent to require strict adherence to the terms of this Agreement in the future. Any such actions shall not in any way affect the ability of Lenders, in Lenders' discretion, to exercise any rights available to Lenders under this Agreement or under any other agreement, whether or not any Lender is a party, relating to Borrower.

          Section 11.4  Set-Off. In addition to any rights now or hereafter
                        -------
granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and during the continuation thereof, subject to the written consent of all Lenders, each Lender and any subsequent holder of the Notes is hereby authorized by Borrower at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by such Lender or such holder to or for the credit or the account of Borrower, against and on account of the obligations and liabilities of Borrower, to such Lender or such holder under this Agreement, the Notes and any other Credit Document, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes or any other Credit Document, irrespective of whether or not (a) Lenders or the holder of the Notes shall have made any demand hereunder or (b) Lenders shall have declared the principal of and interest on the Loans and Notes and other amounts due hereunder to be due and payable as permitted by Section 9.2 and although said obligations and liabilities or any of them, shall be contingent or unmatured. Any sums obtained by any Lender or by any subsequent holder of the Notes shall be subject to the application of payments provisions of Article 2 hereof.

          Section 11.5  Benefit of Agreement; Assignments.
                        ---------------------------------

                 (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign or transfer
                --------
any of its interests and obligations without prior written consent of Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected, Borrower, which consent shall not be unreasonably withheld;

provided further that the rights of each Lender to transfer, assign or grant
-------- -------
participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.5.

               (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that
             --------  -------

                    (i)   each such assignment shall be to an Eligible Assignee;

                    (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $10,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) or an integral multiple of $1,000,000 in excess thereof (provided that such assigning Lender must, at the time of such partial assignment, retain a Commitment in an amount at least equal to $10,000,000);

                    (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Notes; and

                    (iv) the parties to such assignment shall execute and deliver to Administrative Agent for its acceptance an Assignment and Acceptance in the form of Exhibit 11.5(b) hereto, together with any Note subject to such
               ---------------
assignment and a processing fee of $2,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section 11.5(b), the assignor, Administrative Agent and Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 2.18.

               (c) Administrative Agent shall maintain at its address referred to in Section 11.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be
                               --------
conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit
                                                                      -------
11.5(b) hereto, (i) accept such Assignment and Acceptance, (ii) record the
-------
information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

               (e) Each Lender may sell participations (each in an amount at least equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof) to one or more Persons (which may include other Lenders or an affiliate of a Lender but shall exclude Credit Parties and any affiliate of any Credit Party) in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Commitment or its Loans); provided, however, that (i) such Lender's obligations under this
        --------  -------
Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections 2.14 through 2.19, inclusive, and the right of set-off contained in Section 11.4, and (iv) Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Commitment).

               (f) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

               (g) Any Lender may furnish any information concerning Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.15 hereof.

     Section 11.6  Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     Section 11.7  Governing Law; Submission to Jurisdiction; Venue.
                   ------------------------------------------------

               (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE

WITH THE LAWS OF THE STATE OF GEORGIA. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of Georgia in Fulton County, or of the United States for the Northern District of Georgia, and, by execution and delivery of this Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

               (b) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               (c) TO THE EXTENT PERMITTED BY LAW, EACH OF ADMINISTRATIVE AGENT, LENDERS, BORROWER AND ANY OTHER CREDIT PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 11.8  Severability. Any provision of this Agreement which is
                   ------------
prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 11.9  Headings. Headings used in this Agreement are for convenience
                   --------
only and shall not be used in connection with the interpretation of any provision hereof.

     Section 11.10 Interest. In no event shall the amount of interest due or
                   --------
payable hereunder or under the Notes exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by Borrower or inadvertently received by Administrative Agent or any Lender, then such excess sum shall be credited as a payment of principal, unless Borrower shall notify Administrative Agent in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that Borrower not pay and Administrative Agent and Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by Borrower under Applicable Law.

         Section 11.11 Entire Agreement. Except as otherwise expressly provided
                       ----------------
herein, this Agreement and the other documents described or contemplated herein embody the entire Agreement and understanding among the parties hereto and thereto and supersede all prior agreements, understandings, and conversations relating to the subject matter hereof and thereof. Borrower represents and warrants to Administrative Agent that it has read the provisions of this Section and discussed the provisions of this Section and the rest of this Agreement with counsel for Borrower, and Borrower acknowledges and agrees that Administrative Agent is expressly relying upon such representations and warranties of Borrower (as well as the other representations and warranties of Borrower set forth in Article 4 hereof) in entering into this Agreement.

         Section 11.12 Amendment and Restatement. This Agreement amends and
                       -------------------------
restates that certain Amended and Restated Revolving Loan Agreement dated as of January 31, 2001 among Borrower, Guarantor and Administrative Agent in its capacity as lender, and is intended to supersede and replace the prior agreement.

         Section 11.13 Other Relationships. No relationship created hereunder or
                       -------------------
under any other Credit Document shall in any way affect the ability of Administrative Agent to enter into or maintain business relationships with Borrower, or any of its Affiliates, beyond the relationships specifically contemplated by this Agreement and the other Credit Documents.

         Section 11.14 Amendment, Waivers and Consents. Neither this Agreement
                       -------------------------------
nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, Required Lenders and Borrower, provided, however, that:
                                                       --------  -------

                (a) without the consent of each Lender affected thereby, neither this Agreement nor any of the other Credit Documents may be amended, supplemented or modified to:

                      (i)    extend the final maturity of any Loan,

                      (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

                      (iii)  reduce or waive the principal amount of any Loan,

                      (iv) increase the Committed Amount or the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

                      (v) release (i) Borrower, or (ii) Guarantor or any other Credit Party, from its or their obligations under the Credit Documents, or modify the Guaranty Agreement,

                           (vi)     amend, modify or waive any provision of this
Section 11.14,

                           (vii)    reduce any percentage specified in, or
otherwise modify, the definition of Required Lenders and Supermajority Lenders;

                           (viii)   consent to the  assignment  or transfer by
any Borrower (or another Credit Party) of any of its rights and obligations under (or in respect of) the Credit Documents except as permitted thereby, or

                           (ix)     consent to the addition of Collateral to the
Collateral Pool;

                  (b) without the consent of the Supermajority Lenders, no provision of Section 6.1(a), Section 6.2(a) or Section 6.2(b) or the definitions utilized therein may be amended, modified, supplemented or deleted; and

                  (c) without the consent of Administrative Agent, no provision of Section 10 may be amended, modified, supplemented or deleted.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         Section 11.15 Confidentiality. Administrative Agent and each Lender
                       ---------------
(each, a "Lending Party") agrees to keep confidential any information furnished
          -------------
or made available to it by Borrower and Guarantor pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any
                             --------
Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party as necessary to fully assert its claims or to defend itself with respect to such litigation or as otherwise required in connection with any other litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Credit Document, and (i) subject to provisions substantially similar to those contained in this Section 11.15, to any actual or proposed participant or assignee.

         Section 11.16 Conflict. To the extent that there is a conflict or
                       --------
inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Agreement shall control.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:                     WELLS OPERATING PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By: Wells Real Estate Investment Trust, Inc., a Maryland corporation,
                                       General Partner

                                       By:/s/ Leo F. Wells
                                          --------------------------
                                          Name: Leo F. Wells, III
                                                --------------------
                                          Title: President
                                                --------------------

                                               [CORPORATE SEAL]


GUARANTOR:                    WELLS REAL ESTATE INVESTMENT TRUST, INC.,
                              a Maryland corporation, General Partner

                              By:/s/ Leo F. Wells
                                 -----------------------------------
                              Name: Leo F. Wells, III
                                   ---------------------------------
                              Title: President
                                    --------------------------------
                              [CORPORATE SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


LENDERS: BANK OF AMERICA, N.A., a national banking association, individually in its capacity as a Lender and in its capacity as Administrative Agent

               By: /s/ Gerald R Massey, JR.
                  -----------------------------------
               Name: GERALD R. MASSEY, JR.
                    ---------------------------------
               Title: SENIOR VICE PRESIDENT
                     --------------------------------

                                   [BANK SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                    GUARANTY BANK,
                                    a national banking association


                                    By: /s/ Richard V. Thompson
                                        -------------------------
                                    Name: Richard V. Thompson
                                          -----------------------
                                    Title: Senior Vice President
                                           ----------------------

                                               [BANK SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    individually in its capacity as a Lender


                                    By: /s/ Samuel Wammock
                                       --------------------------
                                    Name: Samuel Wammock
                                         ------------------------
                                    Title: Vice President
                                          -----------------------

                                               [BANK SEAL]

                                 SCHEDULE 1.1(a)
                                 ---------------

                     ACQUISITION COST OF EXISTING COLLATERAL

California Property                                          $18,400,000

Illinois Property                                            $16,900,000

New Jersey Property                                          $35,100,000

Pennsylvania Property                                        $9,825,000

Michigan Property                                            $18,710,000

Minnesota Property                                           $52,800,000

SCHEDULE 1.1 (a)

                                  SCHEDULE 2.1
                                  ------------

                                     LENDERS

LENDER:                                                   COMMITMENT PERCENTAGE:
------                                                    ---------------------

Bank of America, N.A.
Real Estate Banking Group
Bank of America Plaza - Sixth Floor
600 Peachtree Street, N.E.                                     41.1764706%
Atlanta, Georgia  30308
Facsimile No.:  404-607-4145

Guaranty Bank
833 Douglas Avenue
Suite 1000
Dallas, Texas  75225                                           29.4117647%
Facsimile No.:  214-360-1661

Wells Fargo Bank, National Association
2859 Paces Ferry Road
Suite 1805
Atlanta, Georgia  30339                                        29.4117647%
Facsimile No.:  770-435-2262

SCHEDULE 2.1